LINCOLN BENEFIT LIFE COMPANY

Supplement Dated May 1, 2012

To the following Prospectuses, as supplemented

CONSULTANT SOLUTIONS (CLASSIC, PLUS, ELITE, SELECT) PROSPECTUS DATED MAY 1, 2012

CONSULTANT I PROSPECTUS DATED MAY 1, 2012

LBL ADVANTAGE PROSPECTUS DATED MAY 1, 2004

CONSULTANT II PROSPECTUS DATED MAY 1, 2004

PREMIER PLANNER PROSPECTUS DATED MAY 1, 2004

The following information supplements the prospectus for your variable annuity contract issued by Lincoln Benefit Life Company.

SUPPLEMENTAL INFORMATION

ABOUT LINCOLN BENEFIT LIFE COMPANY

Item 3(c). Risk Factors

This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments.

These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements.

In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer and a provider of other financial services. These risks constitute our cautionary statements under the Private Securities Litigation Reform Act of 1995 and readers should carefully review such cautionary statements as they identify certain important factors that could cause actual results to differ materially from those in the forward-looking statements and historical trends. These cautionary statements are not exclusive and are in addition to other factors discussed elsewhere in this document, in our filings with the Securities and Exchange Commission (“SEC”) or in materials incorporated therein by reference.

Changes in underwriting and actual experience could materially affect profitability of business ceded to Allstate Life Insurance Company (“ALIC”)

Our product pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of the business, which is ceded to ALIC. We establish target returns for each product based upon these factors and the average amount of capital that we and ALIC must hold to support in-force contracts taking into account rating agencies and regulatory requirements. We monitor and manage our pricing and overall sales mix to achieve target new business returns on a portfolio basis, which could result in the discontinuation or de-emphasis of products or distribution relationships and a decline in sales. Profitability from new business emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

ALIC’s profitability depends on the adequacy of investment spreads, the management of market and credit risks associated with investments, the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the persistency of policies to ensure recovery of acquisition expenses, and the management of operating costs and expenses within anticipated pricing allowances. Legislation and regulation of the insurance marketplace and products could also affect the profitability of our business ceded to ALIC.

Changes in reserve estimates may adversely affect our operating results ceded to ALIC

The reserve for life-contingent contract benefits is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. We periodically review the adequacy of these reserves on an aggregate basis and if future experience differs significantly from assumptions, adjustments to reserves may be required which could have a material effect on our operating results ceded to ALIC.

Changes in market interest rates may lead to a significant decrease in the sales and profitability of spread-based products ceded to ALIC

Our ability to manage our fixed annuities is dependent upon maintaining profitable spreads between investment yields and interest crediting rates on business ceded to ALIC. When market interest rates decrease or remain at relatively low levels, proceeds from investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by market conditions, regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Decreases in the interest crediting rates offered on products could make those products less attractive, leading to lower sales and/or changes in the level of policy loans, surrenders and withdrawals. Non-parallel shifts in interest rates, such as increases in short-term rates without accompanying increases in medium- and long-term rates, can influence customer demand for fixed annuities, which could impact the level and profitability of new customer deposits. Increases in market interest rates can also have negative effects on the business ceded to ALIC, for example by increasing the attractiveness of other investments to our customers, which can lead to increased surrenders at a time when ALIC’s fixed income investment asset values are lower as a result of the increase in interest rates. This could lead to the sale of fixed income securities at a loss. For certain products, principally fixed annuity and interest-sensitive life products, the earned rate on assets could lag behind rising market yields. We may react to market conditions by increasing crediting rates, which could narrow spreads and reduce profitability on the business ceded to ALIC.

Changes in tax laws may decrease sales and profitability of products ceded to ALIC

Under current federal and state income tax law, certain products we offer, primarily life insurance and annuities, receive favorable tax treatment. This favorable treatment may give certain of our products a competitive advantage over noninsurance products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of our products making them less competitive. Such proposals, if adopted, could have a material effect on ALIC’s profitability and financial condition or our ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

Risks Relating to Investments

We are subject to market risk and declines in credit quality which may adversely affect investment income, cause additional realized losses, and cause increased unrealized losses

We are subject to the risk that we will incur losses due to adverse changes in interest rates or credit spreads. Adverse changes to these rates and spreads may occur due to changes in fiscal policy and the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants, or changes in market perceptions of credit worthiness and/or risk tolerance. We are subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening in the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary (i.e. increase or decrease) in response to the market’s perception of risk and liquidity in a specific issuer or specific sector and are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies. A decline in the quality of our investment portfolio as a result of adverse economic conditions or otherwise could cause additional realized and unrealized losses on securities.

A decline in market interest rates or credit spreads could have an adverse effect on our investment income as we invest cash in new investments that may earn less than the portfolio’s average yield. In a declining interest rate environment, borrowers may prepay or redeem securities more quickly than expected as they seek to refinance at lower rates. An increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio.

Deteriorating financial performance impacting securities collateralized by residential and commercial mortgage loans may lead to write-downs and impact our results of operations and financial condition

Changes in residential or commercial mortgage delinquencies, loss severities or recovery rates, declining residential or commercial real estate prices and the quality of service provided by service providers on securities in our portfolio could lead us to determine that write-downs are necessary in the future.

Concentration of our investment portfolio in any particular segment of the economy may have adverse effects on our operating results and financial condition

The concentration of our investment portfolio in any particular industry, collateral type, group of related industries, geographic sector or risk type could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition. Events or developments that have a negative impact on any particular industry, group of related industries or geographic region may have a greater adverse effect on the investment portfolio to the extent that the portfolio is concentrated rather than diversified.

The determination of the amount of realized capital losses recorded for impairments of our investments is subjective and could materially impact our operating results and financial condition

The determination of the amount of realized capital losses recorded for impairments vary by investment type and is based upon our periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. There can be no assurance that we have accurately assessed the level of or amounts recorded for other-than-temporary impairments taken in our financial statements. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

The determination of the fair value of our fixed income securities is subjective and could materially impact our operating results and financial condition

In determining fair values we generally utilize market transaction data for the same or similar instruments. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets’ fair values. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income in shareholder’s equity. Changing market conditions could materially affect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly. Determining fair value is subjective and could materially impact our operating results and financial condition.

Risks Relating to the Insurance Industry

Our future results are dependent in part on our ability to successfully operate in an insurance industry that is highly competitive

The insurance industry is highly competitive. Our competitors include other insurers and, because some of our products include a savings or investment component, securities firms, investment advisers, mutual funds, banks and other financial institutions. Many of our competitors have well-established national reputations and market similar products. Because of the competitive nature of the insurance industry, including competition for producers such as exclusive and independent agents, there can be no assurance that we will continue to effectively compete with our industry rivals, or that competitive pressures will not have a material effect on our business or operating results ceded to ALIC. Furthermore, certain competitors operate using a mutual insurance company structure and therefore may have dissimilar profitability and return targets. Our ability to successfully operate may also be impaired if we are not effective in filling critical leadership positions, in developing the talent and skills of our human resources, in assimilating new executive talent into our organization, or in deploying human resource talent consistently with our business goals.

Difficult conditions in the global capital markets and the economy generally could adversely affect our business and operating results and these conditions may not improve in the near future

As with most businesses, we believe difficult conditions in the global capital markets and economy, such as significant negative macroeconomic trends, including relatively high and sustained unemployment, reduced consumer spending, lower home prices, substantial increases in delinquencies on consumer debt, including defaults on home mortgages, and the relatively low availability of credit could have an adverse effect on our business and operating results.

Stressed conditions, volatility and disruptions in global capital markets, particular markets or financial asset classes could adversely affect our investment portfolio. Disruptions in one market or asset class can also spread to other markets or asset classes. Although the disruption in the global financial markets has moderated, not all global financial markets are functioning normally, and the rate of recovery from the U.S. recession has been below historic averages. Several governments around the world have announced austerity actions to address their budget deficits that may lead to a decline in economic activity. Specifically, the global recession and disruption of the financial markets has led to concerns over capital markets access and the solvency of European Union member states.

General economic conditions could adversely affect us in the form of consumer behavior and pressure investment results. Consumer behavior changes could include decreased demand for our products. In addition, holders of some of our interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Our investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in our investment portfolio.

There can be no assurance that actions of the U.S. federal government, Federal Reserve and other governmental and regulatory bodies for the purpose of stabilizing the financial markets and stimulating the economy will achieve the intended effect

In response to the financial crises affecting the banking system, the financial markets and the broader economy in recent years, the U.S. federal government, the Federal Reserve and other governmental and regulatory bodies have taken actions such as purchasing mortgage-backed and other securities from financial institutions, investing directly in banks, thrifts and bank and savings and loan holding companies and increasing federal spending to stimulate the economy. There can be no assurance as to the long term impact such actions will have on the financial markets or on economic conditions, including potential inflationary affects. Continued volatility and any further economic deterioration could materially and adversely affect our business, financial condition and results of operations.

Losses from legal and regulatory actions may be material to our operating results or cash flows ceded to ALIC

As is typical for a large company, our ultimate parent The Allstate Corporation and its subsidiaries are involved in various legal actions, including class action litigation challenging a range of company practices and coverage provided by our insurance products, some of which involve claims for substantial or indeterminate amounts. We are also involved in various regulatory actions and inquiries, including market conduct exams by state insurance regulatory agencies. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently accrued and may be material to our operating results or cash flows ceded to ALIC for a particular annual period.

We are subject to extensive regulation and potential further restrictive regulation may increase our operating costs and limit our growth

As an insurance company with separate accounts that are regulated as investment companies, we are subject to extensive laws and regulations. These laws and regulations are complex and subject to change. Changes may sometimes lead to additional expenses, increased legal exposure or limit our ability to grow. Moreover, laws and regulations are administered and enforced by a number of different governmental authorities, each of which exercises a degree of interpretive latitude, including state insurance regulators; state securities administrators; state attorneys general; and federal agencies including the SEC, the FINRA and the U.S. Department of Justice. Consequently, we are subject to the risk that compliance with any particular regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue, particularly when compliance is judged in hindsight. In addition, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to our detriment, or that changes in the overall legal environment may, even absent any particular regulator’s or enforcement authority’s interpretation of a legal issue changing, cause us to change our views regarding the actions we need to take from a legal risk management perspective, thus necessitating changes to our practices that may, in some cases, limit our ability to grow or to improve the profitability of our business ceded to ALIC. Furthermore, in some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. In many respects, these laws and regulations limit our ability to grow or to improve the profitability of our business ceded to ALIC.

Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business

The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry, including the Federal Insurance Office (“FIO”) established within the Treasury Department.

In recent years, the state insurance regulatory framework has come under public scrutiny, members of Congress have discussed proposals to provide for federal chartering of insurance companies, and FIO and the Financial Stability Oversight Council (“FSOC”) were established. We can make no assurances regarding the potential impact of state or federal measures that may change the nature or scope of insurance and financial regulation.

These regulatory reforms and any additional legislative change or regulatory requirements imposed upon us in connection with the federal government’s regulatory reform of the financial services industry, and any more stringent enforcement of existing regulations by federal authorities, may make it more expensive for us to conduct our business, or limit our ability to grow.

Reinsurance may be unavailable at current levels and prices, which may limit our ability to write new business

Market conditions beyond our control impact the availability and cost of the reinsurance we purchase. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we were unable to maintain our current level of reinsurance or purchase new reinsurance protection in amounts that we consider sufficient and at prices that we consider acceptable, either ALIC would have to accept an increase in exposure risk, or we would have to reduce our insurance writings, or develop or seek other alternatives.

Reinsurance subjects us to the credit risk of our reinsurers and may not be adequate to protect us against losses arising from ceded insurance, which could have a material effect on our operating results ceded to ALIC

The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our inability to collect a material recovery from a reinsurer could have a material effect on operating results ceded to ALIC.

A large scale pandemic, the continued threat of terrorism or ongoing military actions may have an adverse effect on the level of claim losses we incur and cede to ALIC, the value of our investment portfolio, our competitive position, marketability of product offerings, liquidity and operating results

A large scale pandemic, the continued threat of terrorism, within the United States and abroad, or ongoing military and other actions, and heightened security measures in response to these types of threats, may cause significant volatility and losses in our investment portfolio from declines in the equity markets and from interest rate changes in the United States, Europe and elsewhere, and result in loss of life, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by reduced economic activity caused by a large scale pandemic or the continued threat of terrorism. Additionally, a large scale pandemic or terrorist act could have a material effect on the sales, profitability, competitiveness, marketability of product offerings, liquidity, and operating results.

A downgrade in ALIC’s financial strength ratings may have an adverse effect on our competitive position, the marketability of our product offerings, and our liquidity and operating results ceded to ALIC

Financial strength ratings are important factors in establishing the competitive position of insurance companies and generally have an effect on an insurance company’s business. On an ongoing basis, rating agencies review the financial performance and condition of insurers and could downgrade or change the outlook on an insurer’s ratings due to, for example, a change in an insurer’s statutory capital; a change in a rating agency’s determination of the amount of risk-adjusted capital required to maintain a particular rating; an increase in the perceived risk of an insurer’s investment portfolio; a reduced confidence in management or a host of other considerations that may or may not be under the insurer’s control. The insurance financial strength ratings of ALIC from A.M. Best, Standard & Poor’s and Moody’s are subject to continuous review, and the retention of current ratings cannot be assured. A downgrade in any of these ratings could have a material effect on our sales, our competitiveness, the marketability of our product offerings, and our liquidity and operating results ceded to ALIC.

Changes in accounting standards issued by the Financial Accounting Standards Board (“FASB”) or other standard-setting bodies may adversely affect our results of operations and financial condition

Our financial statements are subject to the application of generally accepted accounting principles, which are periodically revised, interpreted and/or expanded. Accordingly, we are required to adopt new guidance or interpretations, or could be subject to existing guidance as we enter into new transactions, which may have a material effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected. For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.

The change in our unrecognized tax benefit during the next 12 months is subject to uncertainty

We have disclosed our estimate of net unrecognized tax benefits and the reasonably possible increase or decrease in its balance during the next 12 months in Note 10 of the financial statements. However, actual results may differ from our estimate for reasons such as changes in our position on specific issues, developments with respect to the governments’ interpretations of income tax laws or changes in judgment resulting from new information obtained in audits or the appeals process.

The occurrence of events unanticipated in our disaster recovery systems and management continuity planning or a support failure from external providers during a disaster could impair our ability to conduct business effectively

The occurrence of a disaster such as a natural catastrophe, an industrial accident, a terrorist attack or war, cyber attack, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations ceded to ALIC and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems. In the event that a significant number of our managers could be unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

Item 11(a). Description of Business

Lincoln Benefit Life Company (“Lincoln Benefit”) was incorporated under the laws of the State of Nebraska in 1938. Lincoln Benefit is a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”), a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company (“AIC”), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding stock of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the “Corporation” or “Allstate”), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is the largest publicly held personal lines insurer in the United States. Widely known through the “You’re In Good Hands With Allstate®” slogan, Allstate is reinventing protection and retirement to help individuals in approximately 16 million households protect what they have today and better prepare for tomorrow. Customers can access Allstate products and services such as auto insurance and homeowners insurance through nearly 12,000 exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate is the 2nd largest personal property and casualty insurer in the United States on the basis of 2010 statutory direct premiums earned. In addition, according to A.M. Best, it is the nation’s 16th largest issuer of life insurance business on the basis of 2010 ordinary life insurance in force and 21st largest on the basis of 2010 statutory admitted assets.

In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). We frequently use industry publications containing statutory financial information to assess our competitive position.

We provide life insurance, retirement and investment products. Our principal products are interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate. We sell products through multiple intermediary distribution channels, including Allstate exclusive agencies and exclusive financial specialists, independent agents (including master brokerage agencies) and directly through call centers and the internet.

We compete on a wide variety of factors, including the scope of our distribution systems, the type of our product offerings, the recognition of our brands, our financial strength and ratings, our differentiated product features and prices, and the level of customer service that we provide.

The market for life insurance, retirement and investment products continues to be highly fragmented and competitive. As of December 31, 2011, there were approximately 450 groups of life insurance companies in the United States, most of which offered one or more similar products. In addition, because many of these products include a savings or investment component, our competition includes domestic and foreign securities firms, investment advisors, mutual funds, banks and other financial institutions. Competitive pressure continues to grow due to several factors, including cross marketing alliances between unaffiliated businesses, as well as consolidation activity in the financial services industry.

We have reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers. Assets that support general account product liabilities are owned and managed by ALIC under the terms of the reinsurance agreements.

Lincoln Benefit is subject to extensive regulation, primarily at the state level. The method, extent and substance of such regulation varies by state but generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to a state agency. In general, such regulation is intended for the protection of those who purchase or use insurance products. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency, reserve adequacy, insurance company licensing and examination, agent licensing, policy forms, price setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices, and corporate governance. For a discussion of statutory financial information, see Note 11 of the financial statements. For a discussion of regulatory contingencies, see Note 9 of the financial statements. Notes 9 and 11 are incorporated in this Item 11(a) by reference.

In recent years, the state insurance regulatory framework has come under increased federal scrutiny. As part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) was enacted in 2010. Hundreds of regulations must still be promulgated and implemented pursuant to this new law, and we cannot predict what the final regulations will require but do not expect a material impact on Lincoln Benefit’s operations. The new law also created the FIO within the Treasury Department. The FIO will monitor the insurance industry, provide advice to the new FSOC, represent the U.S. on international insurance matters and study the current regulatory system and submit a report to Congress in 2012. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance or what effect any such measures would have on Lincoln Benefit.

Item 11(b). Description of Property

Lincoln Benefit occupies office space in Lincoln, Nebraska and Northbrook, Illinois that is owned by Allstate Insurance Company. Expenses associated with these facilities are allocated to us on a direct basis.

Item 11(c). Legal Proceedings

Information required for Item 11(c) is incorporated by reference to the discussion under the heading “Regulation and Compliance” in Note 9 of the financial statements.

Item 11(e). Financial Statements and Notes to Financial Statements

LINCOLN BENEFIT LIFE COMPANY

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Year Ended December 31,
($ in thousands)	2011	2010	2009
Revenues
Net investment income	$11,836	$12,067	$11,783
Realized capital gains and losses	2,075	694	1,480

Income from operations before income tax expense	13,911	12,761	13,263
Income tax expense	4,861	4,451	4,634

Net income	9,050	8,310	8,629

Other comprehensive income, after-tax
Change in unrealized net capital gains and losses	3,411	4,584	5,783

Comprehensive income	$12,461	$12,894	$14,412

See notes to financial statements.

LINCOLN BENEFIT LIFE COMPANY

STATEMENTS OF FINANCIAL POSITION

	December 31,
($ in thousands, except par value data)	2011	2010
Assets
Investments
Fixed income securities, at fair value (amortized cost $312,785 and $304,848)	$333,640	$320,456
Short-term, at fair value (amortized cost $12,974 and $11,593)	12,974	11,593

Total investments	346,614	332,049
Cash	6,006	3,550
Reinsurance recoverable from Allstate Life Insurance Company	16,680,950	18,365,058
Reinsurance recoverable from non-affiliates	2,043,480	1,906,574
Receivable from affiliates, net	8,563	—
Other assets	95,826	105,159
Separate Accounts	1,682,128	2,017,185

Total assets	$20,863,567	$22,729,575

Liabilities
Contractholder funds	$15,489,624	$17,247,071
Reserve for life-contingent contract benefits	3,199,490	3,011,317
Unearned premiums	16,200	19,478
Deferred income taxes	7,729	5,833
Payable to affiliates, net	—	4,931
Current income taxes payable	4,802	4,386
Other liabilities and accrued expenses	125,266	93,507
Separate Accounts	1,682,128	2,017,185

Total liabilities	20,525,239	22,403,708

Commitments and Contingent Liabilities (Note 9)

Shareholder’s Equity
Common stock, $100 par value, 30 thousand shares authorized, 25 thousand shares issued and outstanding	2,500	2,500
Additional capital paid-in	180,000	180,000
Retained income	142,272	133,222
Accumulated other comprehensive income:
Unrealized net capital gains and losses	13,556	10,145

Total accumulated other comprehensive income	13,556	10,145

Total shareholder’s equity	338,328	325,867

Total liabilities and shareholder’s equity	$20,863,567	$22,729,575

See notes to financial statements.

LINCOLN BENEFIT LIFE COMPANY

STATEMENTS OF SHAREHOLDER’S EQUITY

	Year Ended December 31,
($ in thousands)	2011	2010	2009
Common stock	$2,500	$2,500	$2,500

Additional capital paid-in	180,000	180,000	180,000

Retained income
Balance, beginning of year	133,222	124,912	116,283
Net income	9,050	8,310	8,629

Balance, end of year	142,272	133,222	124,912

Accumulated other comprehensive income
Balance, beginning of year	10,145	5,561	(222)
Change in unrealized net capital gains and losses	3,411	4,584	5,783

Balance, end of year	13,556	10,145	5,561

Total shareholder’s equity	$338,328	$325,867	$312,973

See notes to financial statements.

LINCOLN BENEFIT LIFE COMPANY

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
($ in thousands)	2011	2010	2009
Cash flows from operating activities
Net income	$9,050	$8,310	$8,629
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	1,175	1,241	932
Realized capital gains and losses	(2,075)	(694)	(1,480)
Changes in:
Policy benefit and other insurance reserves	(22,072)	4,240	19,349
Income taxes	476	(205)	(2,174)
Receivable/payable to affiliates, net	(13,494)	(9,818)	(21,280)
Other operating assets and liabilities	37,802	(943)	369

Net cash provided by operating activities	10,862	2,131	4,345

Cash flows from investing activities
Proceeds from sales of fixed income securities	44,880	27,166	46,330
Collections on fixed income securities	25,268	38,691	35,334
Purchases of fixed income securities	(77,175)	(71,478)	(151,234)
Change in short-term investments, net	(1,379)	(3,023)	72,143

Net cash (used in) provided by investing activities	(8,406)	(8,644)	2,573

Net increase (decrease) in cash	2,456	(6,513)	6,918
Cash at beginning of year	3,550	10,063	3,145

Cash at end of year	$6,006	$3,550	$10,063

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. General

Basis of presentation

The accompanying financial statements include the accounts of Lincoln Benefit Life Company (the “Company”), a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”), which is wholly owned by Allstate Insurance Company (“AIC”). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Nature of operations

The Company sells life insurance, retirement and investment products. The principal products are interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate.

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia, the U.S. Virgin Islands and Guam. For 2011, the top geographic locations for statutory premiums and annuity considerations were California, Texas and Florida. No other jurisdiction accounted for more than 5% of statutory premiums and annuity considerations. All statutory premiums and annuity considerations are ceded under reinsurance agreements. The Company distributes its products through multiple distribution channels, including Allstate exclusive agencies and exclusive financial specialists, independent agents (including master brokerage agencies) and directly through call centers and the internet.

The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates and credit spreads. The Company also has certain exposures to changes in equity prices in its equity-indexed annuities and separate accounts liabilities, which are transferred to ALIC in accordance with reinsurance agreements. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets. This risk arises from the Company’s investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from the Company’s investment in spread-sensitive fixed income assets.

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company’s products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company’s and ALIC’s financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

NOTES TO FINANCIAL STATEMENTS—(Continued)

2. Summary of Significant Accounting Policies

Investments

Fixed income securities include bonds, residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs, including prepayments, is reflected as a component of investment collections within the Statements of Cash Flows.

Short-term investments, including money market funds and other short-term investments, are carried at fair value.

Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for certain RMBS, CMBS and ABS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated on a retrospective basis when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable.

Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including calls and principal payments, are determined on a specific identification basis.

The Company recognizes other-than-temporary impairment losses on fixed income securities in earnings when a security’s fair value is less than its amortized cost and the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis. Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income (“OCI”).

Recognition of premium revenues and contract charges, and related benefits and interest credited

The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 8). Amounts reflected in the Statements of Operations and Comprehensive Income are presented net of reinsurance.

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when

NOTES TO FINANCIAL STATEMENTS—(Continued)

received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

Reinsurance

The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 8). Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

Investment income earned on the assets that support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company’s financial statements as those assets are owned and managed by ALIC under the terms of the reinsurance agreements.

Income taxes

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on investments. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Reserve for life-contingent contract benefits

The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance and life-contingent immediate annuities, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration.

Contractholder funds

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on variable annuity contracts.

Separate accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The risk and associated cost of these contract guarantees are ceded to ALIC in accordance with the reinsurance agreements.

Adopted accounting standard

Consolidation Analysis Considering Investments Held through Separate Accounts

In April 2010, the Financial Accounting Standards Board (“FASB”) issued guidance clarifying that an insurer is not required to combine interests in investments held in a qualifying separate account with its interests in the same investments held in the general account when performing a consolidation evaluation. The adoption of this guidance as of January 1, 2011 had no impact on the Company’s results of operations or financial position.

Pending accounting standards

Amendments to Fair Value Measurement and Disclosure Requirements

In May 2011, the FASB issued guidance that clarifies the application of existing fair value measurement and disclosure requirements and amends certain fair value measurement principles, requirements and disclosures. Changes were made to improve consistency in global application. The guidance is to be applied prospectively for reporting periods beginning after December 15, 2011. Early adoption is not permitted. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Presentation of Comprehensive Income

In June and December 2011, the FASB issued guidance amending the presentation of comprehensive income and its components. Under the new guidance, a reporting entity has the option to present comprehensive income in a single continuous statement or in two separate but consecutive statements. The guidance is effective for reporting periods beginning after December 15, 2011 and is to be applied retrospectively. The new guidance affects presentation only and will have no impact on the Company’s results of operations or financial position.

3. Related Party Transactions

Business operations

The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $204.8 million, $204.8 million and $202.9 million in 2011, 2010 and 2009, respectively. Of these costs, the Company retains investment related expenses on the invested assets that are not transferred under the reinsurance agreements. All other costs are ceded to ALIC under the reinsurance agreements.

Broker-Dealer

The Company has a service agreement with Allstate Distributors, LLC (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $7.2 million, $6.9 million and $4.6 million in 2011, 2010 and 2009, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

The Company receives distribution services from Allstate Financial Services, LLC (“AFS”), an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $7.5 million, $8.5 million and $9.1 million in 2011, 2010 and 2009, respectively, that were ceded to ALIC.

Reinsurance

The following table summarizes amounts that were ceded to ALIC under the reinsurance agreements and reported net in the Statements of Operations and Comprehensive Income:

($ in thousands)	2011	2010	2009
Premiums and contract charges	$833,149	$782,113	$734,369
Interest credited to contractholder funds, contract benefits and expenses	1,408,953	1,683,487	1,621,011

Reinsurance recoverables due from ALIC totaled $16.68 billion and $18.37 billion as of December 31, 2011 and 2010, respectively.

Income taxes

The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 10).

NOTES TO FINANCIAL STATEMENTS—(Continued)

Intercompany loan agreement

The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2011 or 2010.

4. Investments

Fair values

The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

	Amortized cost	Gross unrealized		Fair value
($ in thousands)		Gains	Losses
December 31, 2011
U.S. government and agencies	$84,059	$5,943	$—	$90,002
Municipal	2,499	399	—	2,898
Corporate	169,820	12,105	(99)	181,826
Foreign government	4,998	239	—	5,237
RMBS	40,089	2,427	(9)	42,507
CMBS	8,514	360	(518)	8,356
ABS	2,806	8	—	2,814

Total fixed income securities	$312,785	$21,481	$(626)	$333,640

December 31, 2010
U.S. government and agencies	$70,426	$3,513	$(383)	$73,556
Municipal	2,999	177	—	3,176
Corporate	154,261	9,345	(19)	163,587
Foreign government	4,998	92	—	5,090
RMBS	55,376	2,429	(3)	57,802
CMBS	8,523	427	(87)	8,863
ABS	8,265	117	—	8,382

Total fixed income securities	$304,848	$16,100	$(492)	$320,456

Scheduled maturities

The scheduled maturities for fixed income securities are as follows as of December 31, 2011:

($ in thousands)	Amortized cost	Fair value
Due in one year or less	$14,017	$14,268
Due after one year through five years	166,125	175,871
Due after five years through ten years	71,112	79,239
Due after ten years	18,636	18,941

	269,890	288,319
RMBS and ABS	42,895	45,321

Total	$312,785	$333,640

NOTES TO FINANCIAL STATEMENTS—(Continued)

Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity. CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

Net investment income

Net investment income for the years ended December 31 is as follows:

($ in thousands)	2011	2010	2009
Fixed income securities	$12,133	$12,480	$12,098
Short-term and other investments	11	21	107

Investment income, before expense	12,144	12,501	12,205
Investment expense	(308)	(434)	(422)

Net investment income	$11,836	$12,067	$11,783

Realized capital gains and losses

The Company recognized net realized capital gains of $2.1 million, $694 thousand and $1.5 million in 2011, 2010 and 2009, respectively. Realized capital gains and losses in 2011 included $12 thousand of other-than-temporary impairment losses related to RMBS, none of which were included in other comprehensive income. Realized capital gains and losses in 2010 and 2009 did not include any other-than-temporary impairment losses and therefore, none were included in other comprehensive income. No other-than-temporary impairment losses were included in accumulated other comprehensive income as of December 31, 2011 or 2010.

Gross gains of $1.9 million, $652 thousand and $1.5 million and gross losses of $3 thousand, zero, and $3 thousand were realized on sales of fixed income securities during 2011, 2010 and 2009, respectively.

Unrealized net capital gains and losses

Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

($ in thousands)	Fair value	Gross unrealized		Unrealized net gains (losses)
		Gains	Losses
December 31, 2011
Fixed income securities	$333,640	$21,481	$(626)	$20,855
Short-term investments	12,974	—	—	—

Unrealized net capital gains and losses, pre-tax				20,855
Deferred income taxes				(7,299)

Unrealized net capital gains and losses, after-tax				$13,556

	Fair value	Gross unrealized		Unrealized net gains (losses)
		Gains	Losses
December 31, 2010
Fixed income securities	$320,456	$16,100	$(492)	$15,608
Short-term investments	11,593	—	—	—

Unrealized net capital gains and losses, pre-tax				15,608
Deferred income taxes				(5,463)

Unrealized net capital gains and losses, after-tax				$10,145

NOTES TO FINANCIAL STATEMENTS—(Continued)

Change in unrealized net capital gains and losses

The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in thousands)	2011	2010	2009
Fixed income securities	$5,247	$7,052	$8,895
Short-term investments	—	—	2

Total	5,247	7,052	8,897
Deferred income taxes	(1,836)	(2,468)	(3,114)

Increase in unrealized net capital gains and losses	$3,411	$4,584	$5,783

Portfolio monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed income securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in thousands)	Less than 12 months			12 months or more			Total unrealized losses
	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses
December 31, 2011
Corporate	1	$5,161	$(99)	—	$—	$—	$(99)
RMBS	1	1,075	(9)	—	—	—	(9)
CMBS	1	1,484	(518)	—	—	—	(518)

Total	3	$7,720	$(626)	—	$—	$—	$(626)

December 31, 2010
U.S. government and agencies	1	$9,546	$(383)	—	$—	$—	$(383)
Corporate	1	4,968	(19)	—	—	—	(19)
RMBS	3	385	(3)	—	—	—	(3)
CMBS	—	—	—	1	1,916	(87)	(87)

Total	5	$14,899	$(405)	1	$1,916	$(87)	$(492)

As of December 31, 2011, $108 thousand of unrealized losses are related to fixed income securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. All of these unrealized losses are related to investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since the time of initial purchase.

As of December 31, 2011, the remaining $518 thousand of unrealized losses are related to one investment grade security in an unrealized loss position greater than 20% of amortized cost. The security was evaluated based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and was determined to have adequate resources to fulfill contractual obligations.

As of December 31, 2011, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

Municipal bonds

The principal geographic distribution of municipal bond issuers represented in the Company’s municipal bond portfolio was 100% in Washington as of December 31, 2011 and 84% and 16% in Washington and Puerto Rico, respectively, as of December 31, 2010.

Concentration of credit risk

As of December 31, 2011, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity.

Other investment information

As of December 31, 2011, fixed income securities and short-term investments with a carrying value of $10.3 million were on deposit with regulatory authorities as required by law.

NOTES TO FINANCIAL STATEMENTS—(Continued)

5. Fair Value of Assets and Liabilities

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:	Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;
(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or
(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable. This relates to the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 measurements

•	Fixed income securities: Comprise U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•

Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

•	Fixed income securities:

U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

RMBS and ABS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

•

Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

Level 3 measurements

•	Fixed income securities:

Corporate: Valued based on models that are widely accepted in the financial services industry with certain inputs to the valuation model that are significant to the valuation, but are not market observable.

RMBS: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Contractholder funds: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2011:

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Balance as of December 31, 2011
Assets:
Fixed income securities:
U.S. government and agencies	$36,883	$53,119	$—	$90,002
Municipal	—	2,898	—	2,898
Corporate	—	181,228	598	181,826
Foreign government	—	5,237	—	5,237
RMBS	—	40,186	2,321	42,507
CMBS	—	8,356	—	8,356
ABS	—	2,814	—	2,814

Total fixed income securities	36,883	293,838	2,919	333,640
Short-term investments	1,925	11,049	—	12,974
Separate account assets	1,682,128	—	—	1,682,128

Total recurring basis assets	1,720,936	304,887	2,919	2,028,742

Total assets at fair value	$1,720,936	$304,887	$2,919	$2,028,742

% of total assets at fair value	84.8%	15.0%	0.2%	100.0%

Liabilities:
Contractholder funds:
Derivatives embedded in life and annuity contracts	$—	$—	$(506,678)	$(506,678)

Total liabilities at fair value	$—	$—	$(506,678)	$(506,678)

% of total liabilities at fair value	—%	—%	100.0%	100.0%

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2010:

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Balance as of December 31, 2010
Assets:
Fixed income securities:
U.S. government and agencies	$31,007	$42,549	$—	$73,556
Municipal	—	3,176	—	3,176
Corporate	—	162,735	852	163,587
Foreign government	—	5,090	—	5,090
RMBS	—	50,922	6,880	57,802
CMBS	—	6,947	1,916	8,863
ABS	—	8,382	—	8,382

Total fixed income securities	31,007	279,801	9,648	320,456
Short-term investments	11,543	50	—	11,593
Separate account assets	2,017,185	—	—	2,017,185

Total recurring basis assets	2,059,735	279,851	9,648	2,349,234

Total assets at fair value	$2,059,735	$279,851	$9,648	$2,349,234

% of total assets at fair value	87.7%	11.9%	0.4%	100.0%

Liabilities:
Contractholder funds:
Derivatives embedded in life and annuity contracts	$—	$—	$(494,149)	$(494,149)

Total liabilities at fair value	$—	$—	$(494,149)	$(494,149)

% of total liabilities at fair value	—%	—%	100.0%	100.0%

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2011.

($ in thousands)		Total realized and unrealized gains (losses) included in:
	Balance as of December 31, 2010	Net income(1)	OCI on Statement of Financial Position	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Corporate	$852	$—	$199	$—	$(10,199)
RMBS	6,880	(4)	(108)	—	(3,577)
CMBS	1,916	—	(49)	—	(1,867)

Total recurring Level 3 assets	$9,648	$(4)	$42	$—	$(15,643)

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(494,149)	$(110,951)	$—	$—	$—

Total recurring Level 3 liabilities	$(494,149)	$(110,951)	$—	$—	$—

	Purchases	Sales	Issuances	Settlements	Balance as of December 31, 2011
Assets
Fixed income securities:
Corporate	$10,000	$—	$—	$(254)	$598
RMBS	—	—	—	(870)	2,321
CMBS	—	—	—	—	—

Total recurring Level 3 assets	$10,000	$—	$—	$(1,124)	$2,919

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$—	$—	$(55,559)	$153,981	$(506,678)

Total recurring Level 3 liabilities	$—	$—	$(55,559)	$153,981	$(506,678)

(1)

The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as net investment income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as follows: $(106.6) million in interest credited to contractholder funds and $(4.3) million in contract benefits. These amounts are ceded in accordance with the Company’s reinsurance agreements.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2010.

($ in thousands)		Total realized and unrealized gains (losses) included in:		Purchases, sales, issuances and settlements, net	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
	Balance as of December 31, 2009	Net income(1)	OCI on Statement of Financial Position
Assets
Fixed income securities:
Corporate	$1,089	$(1)	$—	$7,740	$—	$(7,976)	$852
RMBS	—	(17)	131	9,459	—	(2,693)	6,880
CMBS	1,158	—	758	—	—	—	1,916

Total recurring Level 3 assets	$2,247	$(18)	$889	$17,199	$—	$(10,669)	$9,648

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(15,526)	$(4,877)	$—	$—	$(473,746)	$—	$(494,149)

Total recurring Level 3 liabilities	$(15,526)	$(4,877)	$—	$—	$(473,746)	$—	$(494,149)

(1)

The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as net investment income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company’s reinsurance agreements.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during 2011 or 2010.

During 2011, certain RMBS and CMBS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in market activity for these assets. When transferring these securities into Level 2, the Company did not change the source of fair value estimates or modify the estimates received from independent third-party valuation service providers or the internal valuation approach. Accordingly, for securities included within this group, there was no change in fair value in conjunction with the transfer resulting in a realized or unrealized gain or loss.

During 2011, a corporate fixed income security was transferred into Level 2 from Level 3 due to a change in the valuation model to use primarily market observable inputs. Transfers out of Level 3 during 2011 and 2010 also included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Transfers into Level 3 during 2010 also included derivatives embedded in equity-indexed life and annuity contracts due to refinements in the valuation modeling resulting in an increase in significance of non-market observable inputs.

The following table provides the total gains and (losses) included in net income for Level 3 assets and liabilities still held as of December 31.

($ in thousands)	2011	2010
Assets
Fixed income securities:
Corporate	$(2)	$(2)
RMBS	(5)	(11)
CMBS	—	(1)

Total recurring Level 3 assets	$(7)	$(14)

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(110,951)	$(4,877)

Total recurring Level 3 liabilities	$(110,951)	$(4,877)

The amounts in the table above represent losses included in net income during 2011 and 2010 for the period of time that the asset or liability was determined to be in Level 3. The amounts attributable to fixed income securities are reported in net investment income. The amount attributable to derivatives embedded in life and annuity contracts is reported as follows: $(106.6) million in interest credited to contractholder funds and $(4.3) million in contract benefits. These amounts are ceded in accordance with the Company’s reinsurance agreements.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2009.

	Balance as of December 31, 2008	Total realized and unrealized gains (losses) included in:		Purchases, sales, issuances and settlements, net	Net transfers in and/ or (out) of Level 3	Balance as of December 31, 2009	Total gains (losses) included in net income for financial instruments still held as of December 31, 2009(2)
($ in thousands)		Net income(1)	OCI on Statement of Financial Position
Assets
Fixed income securities:
Corporate	$1,307	$(2)	$96	$(216)	$(96)	$1,089	$(2)
CMBS	—	—	535	—	623	1,158	—
ABS	6,002	288	(19)	(6,271)	—	—	—

Total recurring Level 3 assets	$7,309	$286	$612	$(6,487)	$527	$2,247	$(2)

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(36,544)	$19,984	$—	$1,034	$—	$(15,526)	$19,984

Total recurring Level 3 liabilities	$(36,544)	$19,984	$—	$1,034	$—	$(15,526)	$19,984

(1)

The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as follows: $288 thousand in realized capital gains and losses and $(2) thousand in net investment income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company’s reinsurance agreements.

(2)

The amount above attributable to fixed income securities is reported as a component of net investment income in the Statements of Operations and Comprehensive Income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company’s reinsurance agreements.

As of December 31, 2011 and 2010, financial instruments not carried at fair value included contractholder funds on investment contracts. The carrying value and fair value of contractholder funds on investment contracts were $10.66 billion and $10.33 billion, respectively, as of December 31, 2011 and were $12.69 billion and $11.66 billion, respectively, as of December 31, 2010.

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company’s own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company’s own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company’s own credit risk.

6. Derivative Financial Instruments

The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company’s embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, and guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company does not use derivatives for speculative purposes.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table provides a summary of the volume and fair value positions of embedded derivative financial instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2011. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities.

($ in thousands)	Balance sheet location	Volume - Notional amount	Fair value
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	$3,620,132	$(481,930)
Guaranteed accumulation benefits	Contractholder funds	202,908	(22,454)
Guaranteed withdrawal benefits	Contractholder funds	27,740	(2,294)

Total derivatives		$3,850,780	$(506,678)

The following table provides a summary of the volume and fair value positions of embedded derivative financial instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2010. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities.

($ in thousands)	Balance sheet location	Volume - Notional amount	Fair value
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	$4,351,559	$(473,746)
Guaranteed accumulation benefits	Contractholder funds	228,195	(18,422)
Guaranteed withdrawal benefits	Contractholder funds	32,473	(1,981)

Total derivatives		$4,612,227	$(494,149)

In 2011, gains and losses from valuation and settlements on embedded derivative financial instruments recorded in interest credited to contractholder funds and contract benefits were $(8.2) million and $(4.3) million, respectively, which in turn were ceded to ALIC. For the year ended December 31, 2010 gains and losses from valuation and settlements on embedded derivative financial instruments recorded in interest credited to contractholder funds and contract benefits were $31.0 million and $(4.9) million, respectively, which in turn were ceded to ALIC.

Off-balance-sheet financial instruments

There were no off-balance-sheet financial instruments as of December 31, 2011 or 2010.

7. Reserve for Life-Contingent Contract Benefits and Contractholder Funds

As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in thousands)	2011	2010
Traditional life insurance	$1,425,848	$1,363,098
Immediate fixed annuities	671,275	680,467
Accident and health insurance	1,092,791	961,030
Other	9,576	6,722

Total reserve for life-contingent contract benefits	$3,199,490	$3,011,317

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

Product	Mortality	Interest rate	Estimation method
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 4.0% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims

Immediate fixed annuities	1983 individual annuity mortality table with internal modifications; 1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications; 2001 Valuation Basic Table with internal modifications	Interest rate assumptions range from 1.2% to 8.8%	Present value of expected future benefits based on historical experience

Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 4.0% to 5.3%	Unearned premium; additional contract reserves for mortality risk and unpaid claims

Other: Variable annuity guaranteed minimum death benefits	100% of Annuity 2000 mortality table	Interest rate assumptions range from 4.0% to 5.1%	Projected benefit ratio applied to cumulative assessments

As of December 31, contractholder funds consist of the following:

($ in thousands)	2011	2010
Interest-sensitive life insurance	$4,556,892	$4,314,502
Investment contracts:
Fixed annuities	10,709,817	12,728,648
Other investment contracts	222,915	203,921

Total contractholder funds	$15,489,624	$17,247,071

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table highlights the key contract provisions relating to contractholder funds:

Product	Interest rate	Withdrawal/surrender charges

Interest-sensitive life insurance	Interest rates credited range from 0% to 11.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 2.0% to 6.0% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years

Fixed annuities	Interest rates credited range from 0% to 8.8% for immediate annuities; 0% to 11.0% for equity-indexed annuities (whose returns are indexed to the S&P 500); and 1.0% to 6.6% for all other products	Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 18.9% of fixed annuities are subject to market value adjustment for discretionary withdrawals.

Other investment contracts:

Guaranteed minimum income, accumulation and withdrawal benefits on variable and fixed annuities and secondary guarantees on interest-sensitive life insurance and fixed annuities

	Interest rates used in establishing reserves range from 1.8% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract

Contractholder funds activity for the years ended December 31 is as follows:

($ in thousands)	2011	2010
Balance, beginning of year	$17,247,071	$17,633,027
Deposits	1,007,316	1,521,086
Interest credited	576,331	743,075
Benefits	(459,991)	(504,789)
Surrenders and partial withdrawals	(2,412,295)	(1,811,355)
Contract charges	(513,068)	(471,729)
Net transfers from separate accounts	18,935	18,788
Other adjustments	25,325	118,968

Balance, end of year	$15,489,624	$17,247,071

NOTES TO FINANCIAL STATEMENTS—(Continued)

The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

	December 31,
($ in millions)	2011	2010
In the event of death
Separate account value	$1,032.7	$1,318.1
Net amount at risk(1)	$149.5	$126.3
Average attained age of contractholders	58 years	57 years

At annuitization (includes income benefit guarantees)
Separate account value	$184.9	$252.8
Net amount at risk(2)	$45.1	$40.9
Weighted average waiting period until annuitization options available	2 years	3 years

For cumulative periodic withdrawals
Separate account value	$27.5	$33.1
Net amount at risk(3)	$0.4	$0.3

Accumulation at specified dates
Separate account value	$198.1	$233.7
Net amount at risk(4)	$21.5	$18.9
Weighted average waiting period until guarantee date	8 years	9 years

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

As of December 31, 2011, liabilities for guarantees included reserves for variable annuity death benefits of $9.6 million, variable annuity income benefits of $16.0 million, variable annuity accumulation benefits of $22.4 million, variable annuity withdrawal benefits of $2.3 million and interest-sensitive life and fixed annuity guarantees of $181.6 million. As of December 31, 2010, liabilities for guarantees included reserves for variable annuity death benefits of $6.7 million, variable annuity income benefits of $19.8 million, variable annuity accumulation benefits of $18.4 million, variable annuity withdrawal benefits of $2.0 million and interest-sensitive life and fixed annuity guarantees of $163.7 million.

8. Reinsurance

The Company has reinsurance agreements under which it reinsures all of its business to ALIC or non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2011, 89.1% of the total reinsurance recoverables were related to ALIC and 10.9% were related to non-affiliated reinsurers. As of December 31, 2011 and 2010, 98% and 97%, respectively, of the Company’s non-affiliated reinsurance recoverables are due from companies rated A- or better by S&P.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Direct	$1,266,264	$1,228,272	$1,194,526
Assumed	7,057	7,465	7,849
Ceded:
Affiliate	(833,149)	(782,113)	(734,369)
Non-affiliate	(440,172)	(453,624)	(468,006)

Premiums and contract charges, net of reinsurance	$—	$—	$—

The effects of reinsurance on interest credited to contractholder funds, contract benefits and expenses for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Direct	$1,893,124	$2,186,031	$2,159,262
Assumed	7,337	8,153	11,101
Ceded:
Affiliate	(1,408,953)	(1,683,487)	(1,621,011)
Non-affiliate	(491,508)	(510,697)	(549,352)

Interest credited to contractholder funds, contract benefits and expenses, net of reinsurance	$—	$—	$—

9. Guarantees and Contingent Liabilities

Guarantees

In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

The aggregate liability balance related to all guarantees was not material as of December 31, 2011.

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker

NOTES TO FINANCIAL STATEMENTS—(Continued)

compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws. It is possible that this examination may result in additional payments of abandoned funds to states and to changes in the Company’s practices and procedures for the identification of escheatable funds, which could impact benefit payments and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

10. Income Taxes

The Company joins the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also has a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements result in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2009 and 2010 federal income tax returns. The IRS has completed its examinations of the Allstate Group’s federal income tax returns for 2005-2006 and 2007-2008 and the cases are under consideration at the IRS Appeals Office. The Allstate Group’s tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2011 or 2010, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2011	2010
Deferred assets
Tax credit carryforwards	$10	$7

Total deferred assets	10	7

Deferred liabilities
Unrealized net capital gains	(7,299)	(5,463)
Other liabilities	(440)	(377)

Total deferred liabilities	(7,739)	(5,840)

Net deferred liability	$(7,729)	$(5,833)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

The components of income tax expense for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Current	$4,802	$4,386	$4,447
Deferred	59	65	187

Total income tax expense	$4,861	$4,451	$4,634

As of December 31, 2011, the Company has tax credit carryforwards of $10 thousand which will be available to offset future tax liabilities and expire at the end of 2029 through 2031.

The Company paid income taxes of $4.4 million, $4.7 million and $6.8 million in 2011, 2010 and 2009, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
Other	(0.1)	(0.1)	(0.1)

Effective income tax rate	34.9%	34.9%	34.9%

11. Statutory Financial Information

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

Statutory net income was $8.6 million, $8.7 million and $8.5 million in 2011, 2010, and 2009, respectively. Statutory capital and surplus was $319.5 million and $310.8 million as of December 31, 2011 and 2010, respectively.

Dividends

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and

NOTES TO FINANCIAL STATEMENTS—(Continued)

amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can pay during 2012 without prior approval of the Nebraska Department of Insurance is $31.9 million. The Company did not pay any dividends in 2011.

12. Other Comprehensive Income

The components of other comprehensive income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

	$10,135,0	$10,135,0	$10,135,0
	2011
($ in thousands)	Pre-tax	Tax	After-tax
Unrealized net holding gains arising during the period	$7,322	$(2,562)	$4,760
Less: reclassification adjustment of realized capital gains and losses	2,075	(726)	1,349

Unrealized net capital gains and losses	5,247	(1,836)	3,411

Other comprehensive income	$5,247	$(1,836)	$3,411

	2010
	Pre-tax	Tax	After-tax
Unrealized net holding gains arising during the period	$7,746	$(2,711)	$5,035
Less: reclassification adjustment of realized capital gains and losses	694	(243)	451

Unrealized net capital gains and losses	7,052	(2,468)	4,584

Other comprehensive income	$7,052	$(2,468)	$4,584

	2009
	Pre-tax	Tax	After-tax
Unrealized net holding losses arising during the period	$10,135	$(3,547)	$6,588
Less: reclassification adjustment of realized capital gains and losses	1,238	(433)	805

Unrealized net capital gains and losses	8,897	(3,114)	5,783

Other comprehensive income	$8,897	$(3,114)	$5,783

LINCOLN BENEFIT LIFE COMPANY

SCHEDULE I—SUMMARY OF INVESTMENTS

OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 2011

	which shown	which shown	which shown
($ in thousands)	Amortized cost	Fair value	Amount at which shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$84,059	$90,002	$90,002
States, municipalities and political subdivisions	2,499	2,898	2,898
Foreign governments	4,998	5,237	5,237
Public utilities	16,982	18,889	18,889
All other corporate bonds	152,838	162,937	162,937
Asset-backed securities	2,806	2,814	2,814
Residential mortgage-backed securities	40,089	42,507	42,507
Commercial mortgage-backed securities	8,514	8,356	8,356

Total fixed maturities	312,785	333,640	333,640
Short-term investments	12,974	12,974	12,974

Total investments	$325,759	$346,614	$346,614

LINCOLN BENEFIT LIFE COMPANY

SCHEDULE IV—REINSURANCE

	$364,469,564	$364,469,564	$364,469,564	$364,469,564	$364,469,564
($ in thousands)	Gross amount	Ceded to other companies(1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2011
Life insurance in force	$364,469,564	$370,439,179	$5,969,615	$—	—%

Premiums and contract charges:
Life and annuities	$1,156,434	$1,163,491	$7,057	$—	—%
Accident and health insurance	109,830	109,830	—	—	—%

	$1,266,264	$1,273,321	$7,057	$—	—%

Year ended December 31, 2010
Life insurance in force	$358,242,997	$364,544,022	$6,301,025	$—	—%

Premiums and contract charges:
Life and annuities	$1,111,971	$1,119,436	$7,465	$—	—%
Accident and health insurance	116,301	116,301	—	—	—%

	$1,228,272	$1,235,737	$7,465	$—	—%

Year ended December 31, 2009
Life insurance in force	$349,952,260	$356,581,252	$6,628,992	$—	—%

Premiums and contract charges:
Life and annuities	$1,072,840	$1,080,689	$7,849	$—	—%
Accident and health insurance	121,686	121,686	—	—	—%

	$1,194,526	$1,202,375	$7,849	$—	—%

(1)	No reinsurance or coinsurance income was netted against premiums ceded in 2011, 2010 and 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Lincoln Benefit Life Company

Lincoln, NE

We have audited the accompanying Statements of Financial Position of Lincoln Benefit Life Company (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2011 and 2010, and the related Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2011. Our audits also included Schedule I—Summary of Investments—Other than Investments in Related Parties and Schedule IV—Reinsurance. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Lincoln Benefit Life Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I—Summary of Investments—Other than Investments in Related Parties and Schedule IV—Reinsurance, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois

March 8, 2012

Item 11(f).	Selected Financial Data

LINCOLN BENEFIT LIFE COMPANY

5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

($ in thousands)	2011	2010	2009	2008	2007
Operating results
Net investment income	$11,836	$12,067	$11,783	$13,940	$14,257
Realized capital gains and losses	2,075	694	1,480	5,952	(417)
Total revenues	13,911	12,761	13,263	19,892	13,840
Net income	9,050	8,310	8,629	12,974	9,005

Financial position
Investments	$346,614	$332,049	$316,900	$310,031	$301,201
Total assets	20,863,567	22,729,575	22,932,908	22,655,371	23,700,007
Reserve for life-contingent contract benefits and contractholder funds	18,689,114	20,258,388	20,438,414	20,368,562	20,169,001
Shareholder’s equity	338,328	325,867	312,973	298,561	289,938

Item 11(h).	Management’s Discussion and Analysis of Financial Condition and Results of Operations

OVERVIEW

The following discussion highlights significant factors influencing the financial position and results of operations of Lincoln Benefit Life Company (referred to in this document as “we”, “Lincoln Benefit”, “our”, “us” or the “Company”). It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

The most important factors we monitor to evaluate the financial condition and performance of our company include:

•	For operations: premiums and contract charges ceded to Allstate Life Insurance Company (“ALIC”), and invested assets;

•

For investments: credit quality/experience, investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns and asset duration; and

•	For financial condition: financial strength ratings and capital position.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

•	Fair value of financial assets

•	Impairment of fixed income securities

In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our business and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

A brief summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a complete summary of our significant accounting policies, see the notes to the financial statements.

Fair value of financial assets Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We categorize our financial assets measured at fair value into a three-level hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Financial asset values are based on unadjusted quoted prices for identical assets in an active market that we can access.

Level 2:	Financial asset values are based on the following:

(a)	Quoted prices for similar assets in active markets;

(b)	Quoted prices for identical or similar assets in markets that are not active; or

(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

Level 3:	Financial asset values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect our estimates of the assumptions that market participants would use in valuing the financial assets.

Observable inputs are inputs that reflect the assumptions market participants would use in valuing financial assets that are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs reflect our estimates of the assumptions market participants would use in valuing financial assets and are developed based on the best information available in the circumstances. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information.

We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We gain assurance on the overall reasonableness and consistent application of valuation input assumptions, valuation methodologies and compliance with accounting standards for fair value determination through the execution of various processes and controls designed to ensure that our financial assets are appropriately valued. We monitor fair values received from third parties and those derived internally on an ongoing basis.

We employ independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values. We obtain or calculate only one single quote or price for each financial instrument.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary models, produce valuation information in the form of a single fair value for individual securities for which a fair value has been requested under the terms of our agreements. For certain security types, fair values are derived from the valuation service providers’ proprietary valuation models. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

For certain of our financial assets measured at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities among other information. The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

The fair value of certain financial assets, including privately placed corporate fixed income securities, for which our valuation service providers or brokers do not provide fair value determinations, is determined using valuation methods and models widely accepted in the financial services industry. Internally developed valuation models, which include inputs that may not be market observable and as such involve some degree of judgment, are considered appropriate for each class of security to which they are applied.

Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities, published credit spreads, and other applicable market data. Additional inputs that are used include internally-derived assumptions such as liquidity premiums and credit ratings, as well as instrument-specific characteristics that include, but are not limited to, coupon rates, expected cash flows, sector of the issuer, and call provisions. Our internally assigned credit ratings are developed at a more detailed level than externally published ratings and allow for a more precise match of these ratings to other market observable valuation inputs, such as credit and sector spreads, when performing these valuations. Due to the existence of non-market observable inputs, such as liquidity premiums, judgment is required in developing these fair values. As a result, the fair value of these financial assets may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets’ fair values.

For the majority of our financial assets measured at fair value, all significant inputs are based on market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

We believe our most significant exposure to changes in fair value is due to market risk. Our exposure to changes in market conditions is discussed fully in the Market Risk section of the MD&A.

We employ specific control processes to determine the reasonableness of the fair value of our financial assets. Our processes are designed to ensure that the values received or internally estimated are accurately recorded and that the data inputs and the valuation techniques utilized are appropriate, consistently applied, and that the assumptions are reasonable and consistent with the objective of determining fair value. For example, on a continuing basis, we assess the reasonableness of individual security values that have stale prices or that exceed certain thresholds as compared to previous values received from those valuation service providers or derived from internal models. We perform procedures to understand and assess the methodologies, processes and controls of our valuation service providers. In addition, we may validate the reasonableness of fair value by comparing information obtained from our valuation service providers to other third party valuation sources for selected securities. We perform ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal pricing models to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal pricing model. As of December 31, 2011 and 2010, we did not alter fair values provided by our valuation service providers or brokers or substitute them with an internal pricing model for such securities.

The following table identifies fixed income securities and short-term investments as of December 31, 2011 by source of fair value determination:

($ in thousands)	Fair value	Percent to total
Fair value based on internal sources	$11,031	3.2%
Fair value based on external sources(1)	335,583	96.8

Total	$346,614	100.0%

(1)	Includes $2.3 million that are valued using broker quotes.

For more detailed information on our accounting policy for the fair value of financial assets and the financial assets by level in the fair value hierarchy, see Note 5 of the financial statements.

Impairment of fixed income securities For fixed income securities classified as available for sale, the difference between fair value and amortized cost, net of deferred income taxes, is reported as a component of accumulated other comprehensive income on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when a write-down is recorded due to an other-than-temporary decline in fair value. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made the decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If we determine that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income security is other-than-temporarily impaired, including: 1) general economic conditions that are worse than previously forecasted or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer’s ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in changes to management’s intent to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost basis. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder’s equity, since our securities are designated as available for sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes, would already be reflected as a component of accumulated other comprehensive income in shareholder’s equity.

The determination of the amount of other-than-temporary impairment is an inherently subjective process based on periodic evaluation of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of other-than-temporary impairments may have a material effect on the amounts presented within the financial statements.

For additional detail on investment impairments, see Note 4 of the financial statements.

OPERATIONS

Overview and strategy We provide life insurance, retirement and investment products. Our products include interest-sensitive, traditional and variable life insurance and fixed annuities such as deferred and immediate annuities. Our products are sold through multiple distribution channels including Allstate exclusive agencies and exclusive financial specialists, independent agents (including master brokerage agencies) and directly through call centers and the internet.

Net income Net income for the years ended December 31 is presented in the following table:

($ in thousands)	2011	2010	2009
Net investment income	$11,836	$12,067	$11,783
Realized capital gains and losses	2,075	694	1,480
Income tax expense	(4,861)	(4,451)	(4,634)

Net income	$9,050	$8,310	$8,629

We have reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and other non-affiliated reinsurers, and are reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Our results of operations include net investment income and realized capital gains and losses recognized in connection with the assets that are not transferred under the reinsurance agreements.

Net income increased 8.9% in 2011 compared to 2010 due to higher net realized capital gains. Net income decreased 3.7% in 2010 compared to 2009 due to lower net realized capital gains.

Income tax expense increased 9.2% in 2011 compared to 2010 following a decrease of 3.9% in 2010 compared to 2009. These changes were due to the proportionate change in the income on which the income tax expense was determined.

Financial Position The financial position as of December 31 is presented in the following table:

($ in thousands)	2011	2010
Fixed income securities(1)	$333,640	$320,456
Short-term(2)	12,974	11,593

Total investments	$346,614	$332,049

Cash	$6,006	$3,550
Reinsurance recoverable from ALIC	16,680,950	18,365,058
Reinsurance recoverable from non-affiliates	2,043,480	1,906,574
Contractholder funds	15,489,624	17,247,071
Reserve for life-contingent contract benefits	3,199,490	3,011,317
Separate accounts assets and liabilities	1,682,128	2,017,185

(1)	Fixed income securities are carried at fair value. Amortized cost basis for these securities was $312.8 million and $304.8 million as of December 31, 2011 and 2010, respectively.
(2)	Short-term investments are carried at fair value. Amortized cost basis for these investments was $13.0 million and $11.6 million as of December 31, 2011 and 2010, respectively.

Total investments increased to $346.6 million as of December 31, 2011 from $332.0 million as of December 31, 2010 primarily due to the investment of operating cash flows and increased net unrealized capital gains on fixed income securities.

Fixed income securities by type are listed in the table below.

($ in thousands)	Fair value as of December 31, 2011	Percent to total investments	Fair value as of December 31, 2010	Percent to total investments
U.S. government and agencies	$90,002	26.0%	$73,556	22.1%
Municipal	2,898	0.8	3,176	1.0
Corporate	181,826	52.5	163,587	49.3
Foreign government	5,237	1.5	5,090	1.5
Residential mortgage-backed securities (“RMBS”)	42,507	12.3	57,802	17.4
Commercial mortgage-backed securities (“CMBS”)	8,356	2.4	8,863	2.7
Asset-backed securities (“ABS”)	2,814	0.8	8,382	2.5

Total fixed income securities	$333,640	96.3%	$320,456	96.5%

As of December 31, 2011, all of the fixed income securities portfolio was rated investment grade, which is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from Standard & Poor’s (“S&P”), Fitch, Dominion, or Realpoint, a rating of aaa, aa, a, or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. All of our fixed income securities are rated by third party credit rating agencies, the National Association of Insurance Commissioners (“NAIC”), and/or internally rated. Our initial investment decisions and ongoing monitoring procedures for fixed income securities are based on a thorough due diligence process which includes, but is not limited to, an assessment of the credit quality, sector, structure, and liquidity risks of each issue.

The following table summarizes the fair value and unrealized net capital gains and losses for fixed income securities by credit rating as of December 31, 2011.

	Aaa		Aa		A
($ in thousands)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$90,002	$5,943	$—	$—	$—	$—

Municipal	—	—	2,898	399	—	—

Corporate
Public	3,176	180	29,560	2,116	104,217	7,861
Privately placed	20,636	378	4,131	138	—	—

Foreign government	—	—	5,237	239	—	—

RMBS
U.S. government sponsored entities (“U.S. Agency”)	35,150	2,303	—	—	—	—
Prime residential mortgage-backed securities (“Prime”)	1,877	37	—	—	3,159	23
Alt-A residential mortgage-backed securities (“Alt-A”)	—	—	—	—	2,321	55

CMBS	6,872	361	—	—	1,484	(519)

ABS	2,814	8	—	—	—	—

Total fixed income securities	$160,527	$9,210	$41,826	$2,892	$111,181	$7,420

	Baa		Total
	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$—	$—	$90,002	$5,943

Municipal	—	—	2,898	399

Corporate
Public	16,824	1,090	153,777	11,247
Privately placed	3,282	243	28,049	759

Foreign government	—	—	5,237	239

RMBS
U.S. Agency	—	—	35,150	2,303
Prime	—	—	5,036	60
Alt-A	—	—	2,321	55

CMBS	—	—	8,356	(158)

ABS	—	—	2,814	8

Total fixed income securities	$20,106	$1,333	$333,640	$20,855

RMBS, CMBS and ABS are structured securities that are primarily collateralized by residential and commercial real estate loans and other consumer or corporate borrowings. The cash flows from the underlying collateral paid to the securitization trust are generally applied in a pre-determined order and are designed so that each security issued by the trust, typically referred to as a “class”, qualifies for a specific original rating. For example, the “senior” portion or “top” of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving principal repayments on the underlying collateral and retains this priority until the class is paid in full. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings. The payment priority and class subordination included in these securities serves as credit enhancement for holders of the senior or top portions of the structures. These securities continue to retain the payment priority features that existed at the origination of the securitization trust. Other forms of credit enhancement may include structural features embedded in the securitization trust, such as overcollateralization, excess spread and bond insurance. The underlying collateral can have fixed interest rates, variable interest rates (such as adjustable rate mortgages) or may contain features of both fixed and variable rate mortgages.

RMBS, including U.S. Agency, Prime and Alt-A, totaled $42.5 million as of December 31, 2011, with an unrealized net capital gain of $2.4 million. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to significant prepayment risk from the underlying residential mortgage loans. The credit risk associated with U.S. Agency portfolio is mitigated because they were issued by or have underlying collateral guaranteed by U.S. government agencies.

CMBS totaled $8.4 million as of December 31, 2011, with an unrealized net capital loss of $158 thousand. The CMBS portfolio is subject to credit risk, but unlike certain other structured securities, is generally not subject to prepayment risk due to protections within the underlying commercial mortgage loans. All of the CMBS investments are traditional conduit transactions collateralized by commercial mortgage loans, broadly diversified across property types and geographical area.

ABS totaled $2.8 million as of December 31, 2011, with an unrealized net capital gain of $8 thousand. Credit risk is managed by monitoring the performance of the underlying collateral. Many of the securities in the ABS portfolio have credit enhancement with features such as overcollateralization, subordinated structures, reserve funds, guarantees and/or insurance.

Short-term investments Our short-term investment portfolio was $13.0 million and $11.6 million as of December 31, 2011 and 2010, respectively.

Unrealized net capital gains totaled $20.9 million as of December 31, 2011 compared to $15.6 million as of December 31, 2010. The improvement since December 31, 2010 was due to declining risk-free interest rates, partially offset by widening credit spreads. The following table presents unrealized net capital gains and losses as of December 31.

($ in thousands)	2011	2010
U.S. government and agencies	$5,943	$3,130
Municipal	399	177
Corporate	12,006	9,326
Foreign government	239	92
RMBS	2,418	2,426
CMBS	(158)	340
ABS	8	117

Unrealized net capital gains and losses, pre-tax	$20,855	$15,608

The unrealized net capital gains for the fixed income portfolio totaled $20.9 million and comprised $21.5 million of gross unrealized gains and $626 thousand of gross unrealized losses as of December 31, 2011. This is compared to unrealized net capital gains for the fixed income portfolio totaling $15.6 million, comprised of $16.1 million of gross unrealized gains and $492 thousand of gross unrealized losses as of December 31, 2010.

Gross unrealized gains and losses as of December 31, 2011 on fixed income securities by type and sector are provided in the table below.

	Par value	Amortized cost	Gross unrealized		Fair value	Amortized cost as a percent of par value	Fair value as a percent of par value
($ in thousands)			Gains	Losses
Corporate:
Consumer goods (cyclical and non-cyclical)	$53,000	$53,112	$4,124	$—	$57,236	100.2%	108.0%
Banking	16,000	16,269	439	(99)	16,609	101.7	103.8
Financial services	12,000	11,992	901	—	12,893	99.9	107.4
Energy	13,500	13,590	1,024	—	14,614	100.7	108.3
Utilities	17,000	16,982	1,907	—	18,889	99.9	111.1
Capital goods	18,000	18,108	1,747	—	19,855	100.6	110.3
Transportation	6,597	6,754	417	—	7,171	102.4	108.7
Basic industry	12,000	12,062	776	—	12,838	100.5	107.0
Technology	11,000	10,951	337	—	11,288	99.6	102.6
Other	10,000	10,000	433	—	10,433	100.0	104.3

Total corporate fixed income portfolio	169,097	169,820	12,105	(99)	181,826	100.4	107.5

U.S. government and agencies	81,320	84,059	5,943	—	90,002	103.4	110.7
Municipal	2,500	2,499	399	—	2,898	100.0	115.9
Foreign government	5,000	4,998	239	—	5,237	100.0	104.7
RMBS	40,122	40,089	2,427	(9)	42,507	99.9	105.9
CMBS	8,500	8,514	360	(518)	8,356	100.2	98.3
ABS	2,796	2,806	8	—	2,814	100.4	100.6

Total fixed income securities	$309,335	$312,785	$21,481	$(626)	$333,640	101.1	107.9

The banking sector had the only gross unrealized losses in our corporate fixed income securities portfolio as of December 31, 2011. In general, credit spreads remain wider than at initial purchase for most of the securities with gross unrealized losses.

We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security that may be other-than-temporarily impaired. The process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which we may have a concern, are evaluated based on facts and circumstances for inclusion on our watch-list. All investments in an unrealized loss position as of December 31, 2011 were included in our portfolio monitoring process for determining whether declines in value were other than temporary.

The extent and duration of a decline in fair value for fixed income securities have become less indicative of actual credit deterioration with respect to an issue or issuer. While we continue to use declines in fair value and the length of time a security is in an unrealized loss position as indicators of potential credit deterioration, our determination of whether a security’s decline in fair value is other than temporary has placed greater emphasis on our analysis of the underlying credit and collateral and related estimates of future cash flows.

As of December 31, 2011, we do not have the intent to sell and it is not more likely than not we will be required to sell our securities with unrealized losses before recovery of the amortized cost basis.

Net investment income The following table presents net investment income for the years ended December 31.

($ in thousands)	2011	2010	2009
Fixed income securities	$12,133	$12,480	$12,098
Short-term and other investments	11	21	107

Investment income, before expense	12,144	12,501	12,205
Investment expense	(308)	(434)	(422)

Net investment income	$11,836	$12,067	$11,783

Net investment income decreased 1.9% or $231 thousand in 2011 compared to 2010 due to lower yields. Net investment income increased 2.4% or $284 thousand in 2010 compared to 2009 due to higher average investment balances.

Realized capital gains and losses The following table presents realized capital gains and losses and the related tax effect for the years ended December 31.

($ in thousands)	2011	2010	2009
Realized capital gains and losses, pre-tax	$2,075	$694	$1,480
Income tax expense	(726)	(243)	(518)

Realized capital gains and losses, after-tax	$1,349	$451	$962

The net realized capital gains in 2011, 2010 and 2009 were related to sales of investments.

Cash As of December 31, 2011, our cash balance was $6.0 million compared to $3.6 million as of December 31, 2010. Fluctuations in our cash flows generally result from differences in the timing of reinsurance payments to and from ALIC.

Reinsurance recoverable, contractholder funds and reserve for life-contingent contract benefits Under GAAP, when reinsurance contracts do not relieve the ceding company of legal liability to contractholders, the ceding company is required to report reinsurance recoverables arising from these contracts separately as assets. The liabilities for the contracts are reported as contractholder funds, reserve for life-contingent contract benefits, or separate accounts liabilities depending on the characteristics of the contracts. We reinsure all reserve liabilities with ALIC or non-affiliated reinsurers. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position, while the assets which support the separate accounts liabilities are reflected as separate accounts assets.

As of December 31, 2011, contractholder funds decreased to $15.49 billion from $17.25 billion as of December 31, 2010 as a result of new and additional deposits on fixed annuities and interest-sensitive life policies and interest credited to contractholder funds being more than offset by surrenders, withdrawals, benefit payments and related contract charges. The reserve for life-contingent contract benefits increased to $3.20 billion as of December 31, 2011 from $3.01 billion as of December 31, 2010 due primarily to the aging of the in-force block of certain business and sales of traditional life insurance, partially offset by benefits paid and policy lapses. Reinsurance recoverables from ALIC decreased by $1.68 billion and reinsurance recoverables from non-affiliates increased $136.9 million.

We purchase reinsurance after evaluating the financial condition of the reinsurer, as well as the terms and price of coverage. As of December 31, 2011, 98% of reinsurance recoverables due from non-affiliated companies were reinsured under uncollateralized reinsurance agreements with companies that had a financial strength rating of A- or above, as measured by S&P. In certain cases, these ratings refer to the financial strength of the affiliated group or parent company of the reinsurer. We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three years ended December 31, 2011.

MARKET RISK

Market risk is the risk that we will incur losses due to adverse changes in interest rates and credit spreads. We also have certain exposures to changes in equity prices in our equity-indexed annuities and separate accounts liabilities, which are transferred to ALIC in accordance with our reinsurance agreements.

Overview In formulating and implementing guidelines for investing funds, we seek to earn returns that contribute to attractive and stable profits and long-term capital growth.

We manage our exposure to market risk through the use of asset allocation, duration, and as appropriate, through the use of stress tests. We have asset allocation limits that place restrictions on the total funds that may be invested within an asset class. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies.

Interest rate risk is the risk that we will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of our interest bearing assets. This risk arises from our investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.

One of the measures used to quantify interest rate exposure is duration. Duration measures the price sensitivity of assets to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. To calculate duration, we project asset cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to mortgage-backed securities, and municipal and corporate obligations. Our asset duration was 3.5 and 3.4 as of December 31, 2011 and 2010, respectively.

Based upon the information and assumptions used in the duration calculation, and interest rates in effect as of December 31, 2011, we estimate that a 100 basis point immediate, parallel increase in interest rates (“rate shock”) would decrease the net fair value of the assets by $11.6 million, compared to $11.3 million as of December 31, 2010. The selection of a 100 basis point immediate, parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

Credit spread risk is the risk that we will incur a loss due to adverse changes in credit spreads (“spreads”). This risk arises from our investment in spread-sensitive fixed income assets.

We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%.

Spread duration is calculated similarly to interest rate duration. The spread duration of assets was 3.6 as of both December 31, 2011 and 2010. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect as of December 31, 2011, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings (“spread shock”) would decrease the net fair value of the assets by $8.9 million, compared to $10.1 million as of December 31, 2010. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

Equity price risk is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. As of December 31, 2011 and 2010, we had separate accounts assets related to variable annuity and variable life contracts with account values totaling $1.68 billion and $2.02 billion, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. All variable life and annuity contract charges and fees, liabilities and benefits, including guarantees for death and/or income benefits, are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc. and therefore mitigated this aspect of ALIC’s risk. The Company was not a direct participant of this agreement and its reinsurance agreements with ALIC remain unchanged.

As of December 31, 2011 and 2010 we had $3.53 billion and $4.38 billion, respectively, in equity-indexed annuity liabilities that provide customers with interest crediting rates based on the performance of the S&P 500. All contract charges and fees, and liabilities and benefits related to equity-indexed annuity liabilities are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure.

CAPITAL RESOURCES AND LIQUIDITY

Capital resources consist of shareholder’s equity. The following table summarizes our capital resources as of December 31.

($ in thousands)	2011	2010	2009
Common stock, retained income and additional capital paid-in	$324,772	$315,722	$307,412
Accumulated other comprehensive income	13,556	10,145	5,561

Total shareholder’s equity	$338,328	$325,867	$312,973

Shareholder’s equity increased in 2011 and 2010 due to net income and increased unrealized net capital gains.

Financial ratings and strength We share the insurance financial strength ratings of our parent, ALIC, as the majority of our business is reinsured to ALIC. The following table summarizes ALIC’s financial strength ratings as of December 31, 2011.

Rating Agency	Rating
A.M. Best Company, Inc.	A+ (“Superior”)
Standard & Poor’s Ratings Services	A+ (“Strong”)
Moody’s Investors Service, Inc.	A1 (“Good”)

ALIC’s ratings are influenced by many factors including operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage and Allstate Insurance Company’s ratings.

State laws specify regulatory actions if an insurer’s risk-based capital (“RBC”), a measure of an insurer’s solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC. The formula for calculating RBC for life insurance companies takes into account factors relating to insurance, business, asset and interest rate risks. As of December 31, 2011, our RBC was within the range that we target.

The NAIC has also developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined “usual ranges”. Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If an insurance company has insufficient capital, regulators may act to reduce the amount of insurance it can issue. Our ratios are within these ranges.

Liquidity sources and uses Our potential sources of funds principally include the activities as follows.

•	Receipt of insurance premiums

•	Contractholder fund deposits

•	Reinsurance recoveries

•	Receipts of principal and interest on investments

•	Sales of investments

•	Intercompany loans

•	Capital contributions from parent

Our potential uses of funds principally include the activities as follows.

•	Payment of contract benefits, surrenders and withdrawals

•	Reinsurance cessions and payments

•	Operating costs and expenses

•	Purchase of investments

•	Repayment of intercompany loans

•	Dividends to parent

•	Tax payments/settlements

Cash flows As reflected in our Statements of Cash Flows, net cash provided by operating activities was $10.9 million, $2.1 million and $4.3 million in 2011, 2010 and 2009, respectively. Fluctuations in net cash provided by operating activities primarily occur as a result of changes in net investment income and differences in the timing of reinsurance payments to and from ALIC.

Under the terms of reinsurance agreements, all premiums and deposits, excluding variable annuity and life contract deposits allocated to separate accounts and those reinsured to non-affiliated reinsurers, are transferred to ALIC, which maintains the investment portfolios supporting our products. Payments of contractholder claims, benefits, contract surrenders and withdrawals and certain operating costs (excluding investment-related expenses), are reimbursed by ALIC, under the terms of the reinsurance agreements. We continue to have primary liability as a direct insurer for risks reinsured. Our ability to meet liquidity demands is dependent on ALIC’s and other reinsurers’ ability to meet those obligations under the reinsurance programs.

Our ability to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends without the prior approval of the state insurance regulator is limited by Nebraska law to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that we can pay during 2012 without prior approval of the Nebraska Department of Insurance is $31.9 million.

Contractual obligations Due to the reinsurance agreements that we have in place, our contractual obligations are ceded to ALIC and non-affiliated reinsurers.

REGULATION AND LEGAL PROCEEDINGS

We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 9 of the financial statements.

PENDING ACCOUNTING STANDARDS

There are several pending accounting standards that we have not implemented either because the standard has not been finalized or the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.

The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

Item 11(j).	Quantitative and Qualitative Disclosures About Market Risk

Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this report.

ITEM 11(k).	Directors, Executive Officers, Promoters and Control Persons.

Identification of Directors and Executive Officers:

Directors are elected at each annual meeting of shareholders, for a term of one year. The biographies of each of the directors and executive officers serving at the end of the 2011 fiscal year below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the company management to determine that a director or executive officer should serve as such for Lincoln Benefit.

Anurag Chandra, 34, has been director and Senior Vice President since March 2011. Mr. Chandra is also an Executive Vice President of Allstate Insurance Company and Allstate Life Insurance Company. Mr. Chandra has broad responsibilities for driving long-term strategy and for improving the operational base for the Allstate Financial group of companies. More specifically, Mr. Chandra will have direct accountability for product development, underwriting, wholesaling and asset liability management. Prior to joining Allstate in January 2011, Mr. Chandra was an executive vice president and chief operating officer for HealthMarkets, Inc. Under his leadership, the company transformed from a niche individual health insurance manufacturer to one of the largest independent distributors in the United States. Prior to that role, Mr. Chandra was a principal at Aquiline Capital Partners, a global private equity firm that took advantage of market conditions to launch successful new insurance and financial services companies. Mr. Chandra has also held senior operating and strategic development roles at Nationwide Financial Services and Conseco/Bankers Life and Casualty. Currently, Mr. Chandra also serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Chandra has extensive experience with the day-to-day management of company operations.

Lawrence W. Dahl, 52, has been director since 1999 and President and Chief Operating Officer since November 2005. In his current role, Mr. Dahl manages the distribution relationships for Lincoln Benefit. Mr. Dahl is also a Vice President of Allstate Life Insurance Company. Mr. Dahl began his Allstate career in 1987 in the Tax Department before becoming the Executive Vice President of Administration for Lincoln Benefit, where he was responsible for Marketing, Field Technology, Compliance, Planning and Strategy. Mr. Dahl progressed through various other leadership positions, including Executive Vice President of Sales and President of Distribution before becoming the President and Chief Operating Officer. Mr. Dahl has also earned a JURIS DOCTOR degree and a Certified Public Account designation. Over the course of his career with Lincoln Benefit, Mr. Dahl has gained deep knowledge of the life insurance industry as well as extensive experience with distribution and sales.

Mark A. Green, 44, became director and Senior Vice President in March 2010. Mr. Green is also the Senior Vice President of Allstate Insurance Company. Mr. Green was director and Senior Vice President of National Sales for Allstate Life Insurance Company from February 2010 to December 2011. Previously, Mr. Green was the Assistant Field Vice President for Allstate Insurance Company in the Capital Region, where he had geographic responsibility for West Virginia, Delaware and Washington D.C. Before joining Allstate, Mr. Green was a founding equity partner and chief risk officer for AIX Group in Connecticut, where he was responsible for corporate development and overall risk and investment management. He has worked for Wells Fargo, Chubb Group and Swiss Reinsurance. Mr. Green has experience in optimizing insurance company operations to drive profitable growth.

Susan L. Lees, 54, has been director and Senior Vice President, General Counsel and Secretary since August 2008. Ms. Lees is also Senior Vice President, General Counsel and Secretary of Allstate Life Insurance Company. At Allstate for over 20 years, Ms. Lees progressed through various counsel positions throughout Allstate before become an assistant vice president in 1999. As the leader of the Corporate Law division of Allstate Law and Regulation, Ms. Lees gained extensive experience working with a number of the business areas throughout the enterprise, including Allstate Life Insurance Company. Currently, Ms. Lees serves as a director for Association of Life Insurance Counsel. She is also a director of Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Ms. Lees was on the Board of Director for Life Insurance Council of New York from November 2008 to December 2011. Ms. Lees has a deep understanding of insurance business generally, as well as applicable laws and regulations, including corporate and securities laws and corporate governance matters. In addition, Ms. Lees has extensive knowledge regarding Lincoln Benefit’s business, including its employees, products, agencies and customers.

John C. Pintozzi, 46, has been director, Senior Vice President and Chief Financial Officer since March 2005. Mr. Pintozzi also is Senior Vice President and Chief Financial Officer for Allstate Life Insurance Company. In these positions, Mr. Pintozzi is responsible for the planning and analysis, capital allocation, valuation and compliance functions as well as Allstate Federal Savings Bank. Prior to Allstate, Mr. Pintozzi was

an audit partner with Deloitte & Touche, specializing in the insurance and financial services industries. He is a Certified Public Accountant and holds memberships with the American Institute of Certified Public Accountants and the Illinois CPA Society. In addition, Mr. Pintozzi currently serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Pintozzi has extensive experience in corporate and insurance company finance and accounting.

Matthew E. Winter, 55, has been director since December 2009, Chief Executive Officer and Chairman of the Board since March 2010. Mr. Winter is also the President and Chief Executive Officer of Allstate Life Insurance Company and Senior Executive Vice President of Allstate Insurance Company, each a parent organization of Lincoln Benefit. Prior to Allstate, Mr. Winter was the Vice Chairman of American International Group, President and Chief Executive Officer of American General Life Companies, and Executive Vice President for MassMutual Financial Group. For a brief period in 2009, Mr. Winter served as a director of EP Global Communications, a magazine publication and distribution company. Currently, Mr. Winter also serves as a director for Allstate Insurance Company and Allstate Life Insurance Company, each of which is affiliated with Lincoln Benefit. Mr. Winter was also a former Chairman of the Houston Food Bank Board of Directors. Mr. Winter has extensive experience leading major life insurance and financial services providers, working with financial and estate planning products and overseeing the operations of insurance companies.

Involvement in Certain Legal Proceedings

No directors or executive officers have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director or executive officer of Lincoln Benefit.

Item 11(l).	Executive Compensation

Compensation Discussion and Analysis (“CD&A”)

Executive officers of Lincoln Benefit also serve as officers of other subsidiaries of The Allstate Corporation (“Allstate”) and receive no compensation directly from Lincoln Benefit. They are employees of an Allstate subsidiary. Allocations have been made for each named executive based on the amount of the named executive’s compensation allocated to Lincoln Benefit under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate, and certain affiliates, as amended effective January 1, 2009, to which Lincoln Benefit is a party (the “Service and Expense Agreement”). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported.

Named Executives

This CD&A describes the executive compensation program at Allstate and specifically describes total 2011 compensation for the following named executives of Lincoln Benefit:

•	Matthew E. Winter—Chairman of the Board and Chief Executive Officer (CEO)

•	John C. Pintozzi—Senior Vice President and Chief Financial Officer (CFO)

•	Anurag Chandra—Executive Vice President

•	Lawrence W. Dahl—President and Chief Operating Officer

•	Mark A. Green—Senior Vice President

Elements of 2011 Executive Compensation Program

Allstate has made changes to its executive compensation program for 2012. The following table lists the elements of target direct compensation for Allstate’s 2011 executive compensation program. The design balances fixed and variable compensation elements and provides alignment with both short and long-term business goals through annual and long-term incentives. Allstate’s incentives are designed to drive overall corporate performance, specific business unit strategies, and individual performance using performance and operational measures that Allstate correlates to stockholder value, and these incentives align with Allstate’s strategic vision and operating priorities.

	Element	Key Characteristics	Why Allstate Pays This Element	How Allstate Determines Amount

Fixed	Base salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Provide a base level of competitive cash compensation for executive talent.	Experience, job scope, market practice, individual performance.

Variable	Annual incentive awards	Variable compensation component payable in cash based on performance against annually established goals and assessment of individual performance.	Motivate and reward executives for performance on key strategic, operational, and financial measures over the year.	Allstate performance on three measures: • Adjusted underlying operating income • Book value per share • Growth in policies in multi-category households Individual contribution to performance.
	Restricted Stock Units	RSUs vest over four years; 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.	Coupled with stock options, align the interests of executives with long-term shareholder value and retain executive talent.	Job scope, market practice, individual performance.
	Stock Options	Nonqualified stock options that expire in ten years and become exercisable over four years; 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.	Coupled with RSUs, align the interests of executives with long-term shareholder value and retain executive talent.	Job scope, market practice, individual performance.

Compensation Practices

Allstate monitors performance toward goals throughout the year and reviews executive compensation program design and executive pay levels annually. As part of that evaluation, Allstate considers available data regarding compensation paid to similarly-situated executives at companies against which it competes for executive talent. With respect to the compensation program for 2011, the Compensation and Succession Committee (the “Committee”) of the Allstate Board of Directors considered compensation data for the peer companies listed below for Mr. Winter, as well as compensation information from certain S&P 100 companies with fiscal 2010 revenue of between $15 billion and $60 billion with which Allstate competes for executive talent. Towers Watson, an independent compensation consultant, recommended no modifications to the peer group for 2011.

Peer Insurance Companies

ACE Ltd.	Manulife Financial Corporation
AFLAC Inc.	MetLife Inc.
The Chubb Corporation	The Progressive Corporation
The Hartford Financial Services Group, Inc.	Prudential Financial, Inc.
Lincoln National Corporation	The Travelers Companies, Inc.

With respect to the named executives other than Mr. Winter, Allstate management considered compensation surveys that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the Mercer 2010 US Property & Casualty Insurance Company Survey, the 2010 Towers Watson Diversified Insurance Survey, and the Towers Watson Compensation Data Bank. The weight given to information obtained from these sources varied depending on the position being evaluated. The Mercer 2010 US Property & Casualty Insurance Company Survey includes compensation data for 14 property and casualty insurance companies with at least $6 billion in direct written premiums. The 2010 Towers Watson Diversified Insurance Survey includes 18 insurance companies with assets greater than $100 billion. The Towers Watson Compensation Data Bank provides compensation data on 101 companies with revenues greater than $20 billion. In addition, in its executive pay and performance discussions, Allstate management considered information regarding other companies in the financial services industries.

Salary

Mr. Winter’s salary is set by the Allstate Board of Directors based on the Committee’s recommendation. The salaries of the other named executives are set by Allstate management. In recommending executive base salary levels, Allstate uses the 50th percentile of its peer insurance companies as a guideline for Mr. Winter and the 50th percentile of insurance and general industry data as a guideline for the other named executives, which allows Allstate to compete effectively for executive talent. Annual merit increases for the named executives are based on evaluations of their performance using the average enterprise-wide merit increase as a guideline.

•	The average enterprise-wide merit and promotional increases are based on a combination of U.S. general and insurance industry market data and are set at levels intended to be competitive.

•	Annual merit increases for the named executives are based on evaluations of their performance using the average enterprise-wide merit increase as a guideline.

•

The base salaries for each named executive were reviewed in February of 2011. Allstate established a new base salary for each named executive based on individual performance and in line with the enterprise-wide merit increase.

•

The Committee approved an increase in Mr. Winter’s salary based on individual performance and market adjustments, effective February 27, 2011. Effective October 6, 2011, the Committee approved another increase to reflect Mr. Winter’s expanded job scope and responsibilities.

Annual Cash Incentive Awards

In 2011 executives could earn an annual cash incentive award based on Allstate’s achievement of performance measures during the year and assessments of individual performance.

For Mr. Winter, the maximum award that could be earned was 20% of the Adjusted Underlying Operating Income pool (but in no event greater than the $8.5 million maximum set forth in the Annual Executive Incentive Plan). The Committee retained complete discretion to pay less than this maximum amount, with the actual award based on Mr. Winter’s target annual incentive award opportunity and the achievement of performance measures and assessments of individual performance as described below. None of the named executives other than Mr. Winter participate in the Operating Income Pool.

Long-term Equity Incentive Awards

Allstate grants equity awards to executives based on scope of responsibility, consistent with Allstate’s philosophy that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be tied to performance for executives who bear higher levels of responsibility for Allstate’s performance. Additionally, from time to time, equity awards are also granted to attract new executives. Allstate annually reviews the mix of equity incentives provided to the named executives. For Mr. Winter, the mix has consisted of 65% stock options and 35% restricted stock units, because Allstate believes stock options are a form of performance-based incentive compensation, requiring growth in the stock price to deliver any value to an executive. The restricted stock units provide alignment with stockholder interests along with an effective retention incentive. Other employees eligible for equity incentive awards, including the named executives other than Mr. Winter, had the choice of receiving the value of their equity incentive awards in the following proportions between stock options and restricted stock units:

•	25% stock options and 75% restricted stock units;

•	50% stock options and 50% restricted stock units;

•	65% stock options and 35% restricted stock units; or

•	75% stock options and 25% restricted stock units.

The elections are reflected in the Grants of Plan-Based Awards at Fiscal Year-End 2011 table.

Timing of Equity Awards and Grant Practices

Typically, the Committee approves grants of equity awards on an annual basis during a meeting in the first quarter, after Allstate announces fourth quarter and full-year results. The timing allows the Committee to align direct compensation elements with Allstate’s performance and business goals. Throughout the year, the Committee grants equity incentive awards to newly hired or promoted executives, and in recognition of outstanding achievements. Equity incentive awards to employees other than Allstate executive officers also may be granted by an equity award committee which currently consists of Allstate’s chief executive officer. The equity award committee may grant restricted stock units and stock options to newly hired and promoted executives and in recognition of outstanding achievements. The grant date for these awards in 2011 was fixed as the first business day of a month following the later of committee action or the date of hire or promotion.

Performance Measures for 2011

For 2011 annual incentive awards, the Committee used a single enterprise-wide funding program based on three equally weighted performance measures. These measures are consistent with overall shareholder value creation, growth, and profitability, and encouraged success and collaboration across business units. The three measures also align with Allstate’s strategy and operating priorities for 2011 to improve overall returns, grow Allstate’s business profitably, and broaden customer relationships. The three measures are shown in the table below.

2011 Annual Cash Incentive Award Performance Measures
Measure	Threshold	Target	Maximum	Actual Results
Book Value per Share	$31.50	$37.40	$40.75	$36.41	91.6%
Adjusted Underlying Operating Income (in millions)	$2,700	$2,925	$3,300	$3,214	215.6%
Growth in Policies in Multi-Category Households	0	50,000	200,000	-36,232	0%
Payout*	50%	100%	250%	102.4% payout
*	Actual performance below threshold results in a 0% payout.

The ranges of performance for Book Value Per Share and Adjusted Underlying Operating Income were developed through statistical modeling and adjusted to reflect strategic priorities. Allstate’s models measured the variability of actual results so that the measures required superior performance to achieve maximum levels. The performance ranges were then calibrated against Allstate management expectations around business operations, risks and prospects, plans and budgets as well as industry and market trends.

The range of performance for the Growth in Policies in Multi-Category Households reflects Allstate’s strategic priority to grow the number of Allstate’s product lines represented in customer households. The threshold for this measure was aggressively set at zero despite the fact that actual results were a negative 200,000 in 2010. The focus on improving returns in the homeowners line made this goal unattainable despite dramatic improvements in geographies not burdened by this conflicting objective.

In calculating the overall funding of the plan, Allstate’s achievement with respect to each performance measure was expressed as a percentage of the target goal, with interpolation applied between the threshold and target goals and between the target and maximum goals. The overall funding pool was calculated using the aggregate base salaries of all participants in the plan, as adjusted by any merit and promotional increases granted during the year on a prorated basis. The overall funding pool is the sum of the amounts as calculated below and the pool was utilized in a zero sum scheme.

Aggregate salaries**	X	Target award opportunity as a percentage of salary**	X	Actual performance interpolated relative to threshold and target on a range of 50% to 100% and relative to target and maximum on a range of 100% to 250%*	X	Weighting***

*	Actual performance below threshold results in 0%.
**	Salaries, as adjusted by any merit and promotional increases granted during the year on a prorated basis.
***	All three measures were equally weighted, so that collectively their weights added to 100%.

The Committee approved the annual incentive award performance measures and the threshold, target, and maximum ranges in the first quarter of 2011. After the end of the year, the Committee reviewed the extent to which Allstate had achieved the various performance measures. Based on a subjective evaluation of each executive’s performance, individual adjustments were made to the formula-driven annual incentive amounts. The recommendations were considered and approved by the Committee for Mr. Winter and by Allstate management for the other named executives. Allstate paid the cash incentive awards in March.

Other Elements of Compensation

To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, Allstate provides the benefits listed in the following table.

Benefit or Perquisite	Named Executives	Other Officers and Certain Managers		All Full-time and Regular Part-time Employees
401(k)(1) and defined benefit pension	•	•		•
Supplemental retirement benefit	•	•
Health and welfare benefits(2)	•	•		•
Supplemental long term disability and executive physical program	•	•	(3)
Deferred compensation	•	•
Tax preparation and financial planning services	•	•	(4)
Mobile phones, ground transportation, and personal use of aircraft(5)	•	•
(1)	Allstate contributed $.40 for every dollar of basic pre-tax deposits made in 2011 (up to 5% of eligible pay).
(2)	Including medical, dental, vision, life, accidental death and dismemberment, long term disability, and group legal insurance.
(3)	An executive physical program is available to all officers.
(4)	All officers are eligible for tax preparation services. Financial planning services were provided to Mr. Winter only.
(5)

Ground transportation is available to Messrs. Winter and Chandra. In limited circumstances approved by Allstate’s CEO, Mr. Winter is permitted to use Allstate’s corporate aircraft for personal purposes. Mr. Winter did not use the corporate aircraft for personal purposes in 2011. Mobile phones are available to members of Allstate’s senior leadership team, other officers, certain managers, and certain employees depending on their job responsibilities.

Retirement Benefits

Each named executive participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of Allstate’s regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income based on an employee’s level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law limits (1) the amount of an individual’s compensation that can be used to calculate plan benefits and (2) the total amount of benefits payable to a plan participant on an annual basis. For certain employees, these limits may result in a lower benefit under the ARP than would have been payable otherwise. Therefore, the Supplemental Retirement Income Plan (SRIP) was formed to provide ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits did not exist.

Change-in-Control and Post-Termination Benefits

Since a change-in-control or other triggering event may never occur, Allstate does not view change-in-control benefits or post-termination benefits as compensation. Consistent with Allstate’s compensation objectives, Allstate offers these benefits to attract, motivate, and retain highly talented executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and its executives. Allstate’s change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain alignment between the interests of Allstate’s executives and Allstate stockholders.

Allstate substantially reduced its change-in-control benefits in 2011. Mr. Winter had previously been party to a change-in-control agreement, and he agreed to become a participant in a new change-in-control severance plan (CIC Plan). Compared with the previous arrangements, the CIC Plan eliminates all excise tax gross ups; eliminates the lump sum cash pension enhancement based on additional years of age, service, and compensation; and reduces the amount of cash severance payable to Mr. Winter from three to two times the sum of base salary and target annual incentive. In order to receive the cash severance benefits under the CIC Plan following a change in control, a participant must have been terminated (other than for cause, death, or disability) or the participant must have terminated employment for good reason (such as adverse changes in the terms or conditions of employment, including a material reduction in base compensation, a material change in authority, duties, or responsibilities, or a material change in job location) within two years following a change in control. In addition, if a change in control occurs, long-term equity incentive awards granted after 2011 will vest on an accelerated basis only if either Allstate terminates the executive’s employment (other than for cause, death, or disability) or the executive terminates his or her employment for good reason within two years after the change in control (so-called “double-trigger” vesting).

Mr. Pintozzi is party to a change-in-control agreement. On December 31, 2012, this change-in-control agreement will terminate, and Mr. Pintozzi will become a participant in the CIC Plan. In the event of a change-in-control prior to December 31, 2012, Mr. Pintozzi’s long-term equity incentive awards will vest immediately, and he will be eligible for an excise tax gross-up and a lump sum cash pension enhancement based on additional years of age, service, and compensation.

The other named executives are not participants in the CIC Plan and are not party to change-in-control agreements.

The change-in-control and post-termination arrangements which are described in the Potential Payments as a Result of Termination or Change-in-Control section are not provided exclusively to the named executives. A larger group of management employees is eligible to receive many of the post-termination benefits described in that section.

Stock Ownership Guidelines

Because Allstate believes management’s interests must be linked with those of Allstate’s stockholders, Allstate instituted stock ownership guidelines in 1996 that require each of the named executives, other than Mr. Dahl, to own Allstate common stock worth a multiple of base salary. The Committee approved new guidelines effective February 20, 2012. The new guidelines provide that each named executive, other than Mr. Dahl, must hold 75% of net after-tax shares received as equity compensation until his or her salary multiple guideline is met. The chart below shows the salary multiple guidelines and the equity holdings that count towards the requirement.

Name	Guideline	Status
Mr. Winter	3x salary	Must hold 75% of net after-tax shares until guideline is met
Mr. Pintozzi	2x salary	✓ Meets guideline
Mr. Chandra	2x salary	Must hold 75% of net after-tax shares until guideline is met
Mr. Dahl	—	—
Mr. Green	2x salary	Must hold 75% of net after-tax shares until guideline is met

What Counts Toward the Guideline	What Does not Count Toward the Guideline
• Allstate shares owned personally	• Unexercised stock options

• Shares held in the Allstate 401(k) Savings Plan	• Performance stock awards

• Restricted stock units

Allstate also has a policy on insider trading that prohibits all officers, directors, and employees from engaging in transactions in securities issued by Allstate or any of its subsidiaries that might be considered speculative or hedging, such as selling short or buying or selling options.

Executive Compensation Tables

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the named executives for all services rendered to Lincoln Benefit for the last three fiscal years, allocated to Lincoln Benefit in a manner consistent with the allocation of compensation under the Service and Expense Agreement.

NAME(1)	YEAR	SALARY ($)(2)	BONUS ($)		STOCK AWARDS ($)(3)	OPTION AWARDS ($)(4)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(5)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(6)		ALL OTHER COMPENSATION ($)(7)	TOTAL ($)
Matthew E. Winter
(Chairman of the Board and Chief Executive Officer)	2011 2010	168,792 172,200			198,661 210,943	368,935 391,756	258,000 347,930	12,410 1,100	(10)	11,398 10,082	1,018,196 1,134,011
John C. Pintozzi (Senior Vice President and Chief Financial Officer)	2011 2010 2009	143,788 130,757 120,224	7,436	(8)	97,283 94,860 55,594	97,275 94,859 106,439	107,500 157,535 75,456	15,318 8,735 10,673	(11)	7,164 7,528 9,053	468,328 494,274 384,875

Anurag Chandra
(Executive Vice President)	2011	178,615	53,750	(9)	135,435	251,552	161,250	0		13,740	794,342
Lawrence W. Dahl (President and Chief Operating Officer)	2011 2010 2009	280,000 274,586 253,299			47,991 53,428 25,195	47,996 17,810 48,246	100,000 137,159 113,091	258,501 136,233 235,494	(12)	15,100 36,639 97,306	749,588 655,855 772,631

Mark A. Green
(Senior Vice President)	2011	99,403			60,655	20,223	61,060	4,720	(13)	7,398	253,459
(1)	Mr. Winter was not a named executive for 2009 and Messrs. Chandra and Green were not named executives for 2009 and 2010.
(2)	Reflects amounts for 2009 that were paid in 2009 but which included amounts earned in 2008, due to the timing of Allstate’s payroll cycle.
(3)

The aggregate grant date fair value of restricted stock unit awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC 718). The number of restricted stock units granted in 2011 to each named executive is provided in the Grants of Plan-Based Awards table on page 66. The fair value of restricted stock unit awards is based on the final closing price of Allstate’s stock as of the date of grant, which in part reflects the payment of expected future dividends. (See note 18 to Allstate’s audited financial statements for 2011.) This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives.

(4)

The aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the date of grant using a binomial lattice model and the assumptions as set forth in the following table:

	2011	2010	2009
Weighted average expected term	7.9 years	7.8 years	8.1 years
Expected volatility	22.1 – 53.9%	23.7 – 52.3%	26.3 – 79.2%
Weighted average volatility	35.1%	35.1%	38.3%
Expected dividends	2.5 – 3.7%	2.4 – 2.8%	2.6%
Weighted average expected dividends	2.7%	2.6%	2.6%
Risk-free rate	0.0 – 3.5%	0.1 – 3.9%	0.0 – 3.7%

(See note 18 to Allstate’s audited financial statements for 2011.) The number of options granted in 2011 to each named executive is provided in the Grants of Plan-Based Awards table on page 66. This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives.

(5)

Amounts in this column for 2009 and 2010 include amounts earned under the annual executive incentive plan and the long-term executive incentive compensation plan. There was no 2011 payout from the long-term executive incentive compensation plan as it was discontinued; the last pay cycle was 2008-2010. Annual cash incentive awards are paid in the year following performance. The breakdown for each component is as follows:

	Annual Cash Incentive			Long-term Cash Incentive
Name	Year	Award Amount		Cycle	Award Amount
Mr. Winter	2011	$258,000		—	—
	2010	$347,930		2008-2010	$0
Mr. Pintozzi	2011	$107,500		—	—
	2010	$157,535		2008-2010	$0
	2009	$54,970		2007-2009	$20,486
Mr. Chandra	2011	$161,250		—	—
Mr. Dahl	2011	$100,000		—	—
	2010	$137,159		2008-2010	$0
	2009	$50,748	*	2007-2009	$0
Mr. Green	2011	$61,060		—	—
*

In 2009, as President and Chief Operating Officer of Lincoln Benefit, Mr. Dahl participated in a cash-based sales incentive plan (the “Sales Incentive Plan”) based on first year premiums for universal life and term policies as well as annuity deposits sold by one of Lincoln Benefit’s distribution channels. Payments related to the Sales Incentive Plan totaled $62,343 for 2009. Mr. Dahl did not participate in the Sales Incentive Plan in 2010 and 2011. No other named executive of Lincoln Benefit participated in the Sales Incentive Plan.

(6)

Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2011, 2010, and 2009. These are benefits under the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since Allstate’s Deferred Compensation Plan does not provide above-market earnings. The pension plan measurement date is December 31. (See note 17 to Allstate’s audited financial statements for 2011.)

(7)	The All Other Compensation for 2011—Supplemental Table provides details regarding the amounts for 2011 for this column.
(8)	Mr. Pintozzi received a bonus as a result of his outstanding individual performance in 2009.
(9)

As part of his sign-on bonus, Mr. Chandra received $107,500 in cash, $53,750 payable within 90 days of his start date and the remainder payable one year later, 15 months from his start date. Mr. Chandra’s start date was January 31, 2011. If Mr. Chandra voluntarily terminates his employment within 18 months of his hiring date, he must reimburse Allstate the pro-rated remaining portion of this bonus.

(10)	Reflects increases in the actuarial value of the benefits provided to Mr. Winter under the ARP and SRIP of $1,626 and $10,784, respectively.
(11)	Reflects increases in the actuarial value of the benefits provided to Mr. Pintozzi under the ARP and SRIP of $6,131 and $9,187, respectively.
(12)	Reflects increases in the actuarial value of the benefits provided to Mr. Dahl under the ARP and SRIP of $146,312 and $112,189, respectively.
(13)	Reflects increases in the actuarial value of the benefits provided to Mr. Green under the ARP and SRIP of $3,066 and $1,654, respectively.

ALL OTHER COMPENSATION FOR 2011—SUPPLEMENTAL TABLE

(In dollars)

The following table describes the incremental cost of other benefits provided in 2011 that are included in the “All Other Compensation” column.

Name	401(k) Match(1)	Other(2)	Total All Other Compensation
Mr. Winter	1,169	10,229	11,398
Mr. Pintozzi	2,107	5,057	7,164
Mr. Chandra	2,107	11,633	13,740
Mr. Dahl	4,900	10,200	15,100
Mr. Green	2,107	5,291	7,398
(1)

Each of the named executives participated in Allstate’s 401(k) plan during 2011. The amount shown is the amount allocated to their accounts as employer matching contributions. Messrs. Winter, Chandra, and Green will not be vested in the employer matching contribution until they have completed three years of vesting service.

(2)

“Other” consists of premiums for group life insurance and personal benefits and perquisites consisting of mobile phones, tax preparation services, financial planning, executive physicals, ground transportation, and supplemental long-term disability coverage, and for Messrs. Winter and Chandra, $2,482 and $1,964, respectively, for reimbursement of taxes related to relocation expenses. (Tax assistance for certain relocation benefits is a standard component of Allstate’s relocation program available to all employees.) Messrs. Winter and Chandra also received amounts for relocation that are not reflected in other compensation because they are part of the standard relocation package available to all employees. There was no incremental cost for the use of mobile phones. Allstate provides supplemental long-term disability coverage to all regular full-time and regular part-time employees who participate in the long term disability plan and whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long term disability plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2011, and therefore, no incremental cost is reflected in the table. In limited circumstances approved by Allstate’s CEO, Mr. Winter is permitted to use Allstate’s corporate aircraft for personal purposes. Mr. Winter did not use the corporate aircraft for personal purposes in 2011.

GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2011(1)

The following table provides information about non-equity incentive plan awards and equity awards granted to our named executives during fiscal year 2011 to the extent the expense was allocated to Lincoln Benefit under the Service and Expense Agreement.

Name	Grant Date	Plan Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Shr)(3)	Grant Date Fair Value ($)(4)
			Threshold ($)	Target ($)	Maximum ($)				Stock Awards	Option Awards
Mr. Winter	—	Annual cash incentive	105,495	210,989	1,658,424
	February 22, 2011	Restricted stock units				6,259			198,661
	February 22, 2011	Stock options					38,511	31.74		368,935
Mr. Pintozzi	—	Annual cash incentive	43,136	86,273	215,682
	February 22, 2011	Restricted stock units				3,065			97,283
	February 22, 2011	Stock options					10,154	31.74		97,275
Mr. Chandra	—	Annual cash incentive	75,912	151,823	379,558
	February 22, 2011	Restricted stock units				4,267			135,435
	February 22, 2011	Stock options					26,258	31.74		251,552
Mr. Dahl	—	Annual cash incentive	49,000	98,000	245,000
	February 22, 2011	Restricted stock units				1,512			47,991
	February 22, 2011	Stock options					5,010	31.74		47,996
Mr. Green	—	Annual cash incentive	24,851	49,701	124,253
	February 22, 2011	Restricted stock units				1,911			60,655
	February 22, 2011	Stock options					2,111	31.74		20,223
(1)	Awards under the Annual Executive Incentive Plan and the 2009 Equity Incentive Plan.
(2)

The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is 50% of target, as the minimum amount payable if threshold performance is achieved. If threshold is not achieved, the payment to named executives would be zero. The target amount is based upon achievement of the performance measures listed in the 2011 Annual Cash Incentive Award Performance Measures table on page 60. The maximum amount payable to Mr. Winter is the lesser of a stockholder approved maximum of $8.5 million under the Annual Executive Incentive Plan or 20% of the award pool. The award pool is equal to 1.0% of Adjusted Underlying Operating Income. None of the other named executives participate in the adjusted underlying operating income pool. Adjusted Underlying Operating Income is defined on page 79.

(3)

The exercise price of each option is equal to the fair market value of Allstate’s common stock on the date of grant. Fair market value is equal to the closing sale price on the date of grant or, if there was no such sale on the date of grant, then on the last previous day on which there was a sale.

(4)

The aggregate grant date fair value of the February 22, 2011, restricted stock units was $31.74 and stock option awards was $9.58, computed in accordance with FASB ASC 718. The assumptions used in the valuation are discussed in footnotes 3 and 4 to the Summary Compensation Table on page 63.

Stock options

Stock options represent an opportunity to buy shares of Allstate’s stock at a fixed exercise price at a future date. Allstate uses them to align the interests of Allstate’s executives with long-term stockholder value, as the stock price must appreciate from the date of grant for the executives to profit. Under Allstate’s stockholder-approved equity incentive plan, the exercise price cannot be less than the fair market value of a share on the date of grant. Stock option repricing is not permitted. In other words, without an event such as a stock split, if the Committee cancels an award and substitutes a new award, the exercise price of the new award cannot be less than the exercise price of the cancelled award. All stock option awards have been made in the form of nonqualified stock options. The options granted to the named executives in 2011 become exercisable over four years, 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee.

Restricted stock units

Each restricted stock unit represents Allstate’s promise to transfer one fully vested share of stock in the future if and when the restrictions expire (when the unit “vests”). Because restricted stock units are based on and payable in stock, they reinforce the alignment of interests of Allstate’s executives and Allstate’s stockholders. In addition, restricted stock units provide a retention incentive because they have a real, current value that is forfeited in most circumstances if an executive terminates employment before the restricted stock units vest. Under the terms of the restricted stock unit awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares. The restricted stock units granted to the named executives in 2011 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, except in certain change-in-control situations or under other special circumstances approved by the Committee. The restricted stock units granted to the named executives in 2011 include the right to receive previously accrued dividend equivalents when the underlying restricted stock unit vests.

Outstanding Equity Awards at Fiscal Year-End 2011

The following table summarizes the outstanding equity awards of the named executives as of December 31, 2011, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2011. The percentage of each equity award actually allocated to Lincoln Benefit has varied over the years during which these awards were granted depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of such equity awards between Lincoln Benefit and the executive’s Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each named executive in the following table is the amount determined by multiplying each named executive’s equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive’s compensation to Lincoln Benefit in 2011 under the Service and Expense Agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011

	Option Awards(1)						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)		Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested(5)
Mr. Winter	Nov. 02, 2009	4,327	4,327		$29.64	Nov. 02, 2019	Nov. 02, 2009	1,523	$41,752
	Feb. 22, 2010	0	35,573		$31.41	Feb. 22, 2020	Feb. 22, 2010	6,037	$165,480
	Feb. 22, 2011	0	38,511		$31.74	Feb. 22, 2021	Feb. 22, 2011	6,259	$171,561

									Aggregate Market Value
									$378,793
Mr. Pintozzi	Sep. 30, 2002	538	0		$35.17	Sep. 30, 2012
	Feb. 7, 2003	1,505	0		$31.78	Feb. 7, 2013
	Feb. 6, 2004	2,141	0		$45.96	Feb. 6, 2014
	Feb. 22, 2005	5,890	0		$52.57	Feb. 22, 2015
	Feb. 21, 2006	5,833	0		$53.84	Feb. 21, 2016
	Feb. 21, 2006	3,870	0		$53.84	Feb. 21, 2016
	Feb. 20, 2007	5,725	0		$62.24	Feb. 20, 2017
	Feb. 26, 2008	7,665	2,555		$48.82	Feb. 26, 2018	Feb. 26, 2008	1,109	$30,397
	Feb. 27, 2009	6,020	10,706		$16.83	Feb. 27, 2019	Feb. 27, 2009	3,768	$103,271
	Feb. 22, 2010	0	10,049		$31.41	Feb. 22, 2020	Feb. 22, 2010	3,167	$86,818
	Feb. 22, 2011	0	10,154		$31.74	Feb. 22, 2021	Feb. 22, 2011	3,065	$84,013

									Aggregate Market Value
									$304,499
Mr. Chandra	Feb. 22, 2011	0	26,258	(6)	$31.74	Feb. 22, 2021	Feb. 22, 2011	4,267(6)	$116,967

									Aggregate Market Value
									$116,967
Mr. Dahl	Feb. 7, 2002	5,868	0		$33.38	Feb. 7, 2012
	Feb. 7, 2003	3,200	0		$31.78	Feb. 7, 2013
	Feb. 6, 2004	3,333	0		$45.96	Feb. 6, 2014
	Feb. 22, 2005	2,492	0		$52.57	Feb. 22, 2015
	Feb. 21, 2006	3,418	0		$53.84	Feb. 21, 2016
	Feb. 20, 2007	2,873	0		$62.24	Feb. 20, 2017
	Feb. 26, 2008	4,120	1,374		$48.82	Feb. 26, 2018	Feb. 26, 2008	596	$16,336
	Feb. 27, 2009	3,254	4,255		$16.83	Feb. 27, 2019	Feb. 27, 2009	1,497	$41,033
	Feb. 22, 2010	0	1,799		$31.41	Feb. 22, 2020	Feb. 22, 2010	1,701	$46,624
	Feb. 22, 2011	0	5,010		$31.74	Feb. 22, 2021	Feb. 22, 2011	1,512	$41,444

									Aggregate Market Value
									$145,437
Mr. Green							Mar. 16, 2009	1,031	$28,263
	Feb. 22, 2010	0	3,583		$31.41	Feb. 22, 2020	Feb. 22, 2010	1,130	$30,963
	Feb. 22, 2011	0	2,111		$31.74	Feb. 22, 2021	Feb. 22, 2011	1,911	$52,390

									Aggregate Market Value
									$111,616

(1)

The options granted in 2011 and 2010 vest over four years: 50% on the second anniversary date and 25% on each of the third and fourth anniversary dates. The other options vest in four installments of 25% on each of the first four anniversaries of the grant date. The exercise price of each option is equal to the fair market value of Allstate’s common stock on the date of grant. For options granted prior to 2007, fair market value is equal to the average of high and low sale prices on the date of grant. For options granted in 2007 and thereafter, fair market value is equal to the closing sale price on the date of grant. In each case, if there was no sale on the date of grant, fair market value is calculated as of the last previous day on which there was a sale.

(2)

The aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2011, for each of the named executives is as follows: Mr. Winter $0 (0 aggregate number exercisable), Mr. Pintozzi $63,692 (6,020 aggregate number exercisable), Mr. Chandra $0 (0 aggregate number exercisable), Mr. Dahl $34,427 (3,254 aggregate number exercisable) and Mr. Green $0 (0 aggregate number exercisable).

(3)

The aggregate value and aggregate number of unexercisable in-the-money options as of December 31, 2011, for each of the named executives is as follows: Mr. Winter $0 (0 aggregate number unexercisable), Mr. Pintozzi $113,266 (10,706 aggregate number unexercisable), Mr. Chandra $0 (0 aggregate number unexercisable), Mr. Dahl $45,018 (4,255 aggregate number unexercisable) and Mr. Green $0 (0 aggregate number unexercisable).

(4)

The restricted stock unit awards granted in 2011 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. The other restricted stock unit awards vest in one installment on the fourth anniversary of the grant date, unless otherwise noted.

(5)	Amount is based on the closing price of Allstate common stock of $27.41 on December 30, 2011.
(6)

Options and restricted stock units granted as a new hire award. These options and restricted stock units will vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.

Option Exercises and Stock Vested at Fiscal Year-End 2011

The following table summarizes the options exercised by the named executives during 2011 and the restricted stock unit awards that vested during 2011, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2011.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Winter	0	0	0	0
Mr. Pintozzi	1,999	30,740	789	25,350
Mr. Chandra	0	0	0	0
Mr. Dahl	0	0	397	12,748
Mr. Green	0	0	0	0

Retirement Benefits

Each named executive participates in two different defined benefit pension plans. Pension expense for each named executive under these plans has been accrued annually over the course of the executive’s career with Allstate. The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over that period of time has varied depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive’s Allstate affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2011 attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each named executive in the following table is the amount determined by multiplying the present value of such named executive’s accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Lincoln Benefit under the Service and Expense Agreement in 2011.

PENSION BENEFITS

NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT(1)(2) ($)	PAYMENTS DURING LAST FISCAL YEAR ($)
Mr. Winter(3)	Allstate Retirement Plan	2.2	1,625	0
	Supplemental Retirement Income Plan	2.2	11,773	0
Mr. Pintozzi	Allstate Retirement Plan	9.3	27,042	0
	Supplemental Retirement Income Plan	9.3	30,743	0
Mr. Chandra(3)	Allstate Retirement Plan	1.0	0	0
	Supplemental Retirement Income Plan	1.0	0	0
Mr. Dahl	Allstate Retirement Plan	24.9	668,467	0
	Supplemental Retirement Income Plan	24.9	549,547	0
Mr. Green(3)	Allstate Retirement Plan	2.8	5,473	0
	Supplemental Retirement Income Plan	2.8	1,654	0
(1)

These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will be known only at the time they become eligible for payment. Accrued benefits were calculated as of December 31, 2011, and used to calculate the present value of accumulated benefits at December 31, 2011. December 31 is the pension plan measurement date used for financial statement reporting purposes.

The amounts listed in this column are based on the following assumptions:

•

Discount rate of 5.25%, payment form assuming 80% paid as a lump sum and 20% paid as an annuity, lump-sum/annuity conversion segmented interest rates of 4.75% for the first five years, 6.25% for the next 15 years, and 6.75% for all years after 20 and the 2012 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females (as required under the Internal Revenue Code), and post-retirement mortality for annuitants using the 2012 Internal Revenue Service mandated annuitant table; these are the same as those used for financial reporting year-end disclosure as described in the notes to Allstate’s consolidated financial statements. (See note 17 to Allstate’s audited financial statements for 2011.)

•	Based on guidance provided by the Securities and Exchange Commission, we have assumed a normal retirement age of 65 under both the ARP and SRIP, regardless of any announced or anticipated retirements.

•	No assumption for early termination, disability, or pre-retirement mortality.

(2)

The figures shown in the table above reflect the present value of the current accrued pension benefits calculated using the assumptions described in the preceding footnote. If the named executives’ employment terminated on December 31, 2011, the lump sum present value of the non-qualified pension benefits for each named executive earned through December 31, 2011, is shown in the following table:

NAME	PLAN NAME	LUMP SUM AMOUNT ($)
Mr. Winter	Supplemental Retirement Income Plan	$11,773
Mr. Pintozzi	Supplemental Retirement Income Plan	$30,743
Mr. Chandra	Supplemental Retirement Income Plan	$0
Mr. Dahl	Supplemental Retirement Income Plan	$701,950
Mr. Green	Supplemental Retirement Income Plan	$1,654

The amount shown is based on the lump sum methodology (i.e., interest rate and mortality table) used by the Allstate pension plans in 2012, as required under the Pension Protection Act. Specifically, the interest rate for 2012 is based on 100% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2012 is the 2012 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as required under the Internal Revenue Code.

(3)	Messrs. Winter, Chandra, and Green are not currently vested in the Allstate Retirement Plan or the Supplemental Retirement Income Plan.

The benefits and value of benefits shown in the Pension Benefits table are based on the following material factors:

Allstate Retirement Plan (ARP)

The ARP has two different types of benefit formulas (final average pay and cash balance) which apply to participants based on their date of hire or the individual choices they made before a cash balance plan was introduced on January 1, 2003. Of the named executives, Messrs. Winter, Pintozzi, Chandra, and Green are eligible to earn cash balance benefits. Benefits under the final average pay formula are earned and stated in the form of a straight life annuity payable at the normal retirement age 65. Participants who earn final average pay benefits may do so under one or more benefit formulas based on when they became ARP members and their years of service.

Mr. Dahl has earned ARP benefits under the post-1988 final average pay formula which is the sum of the Base Benefit and the Additional Benefit, as defined as follows:

•	Base Benefit =1.55% of the participant’s average annual compensation, multiplied by credited service after 1988 (limited to 28 years of credited service)

•

Additional Benefit =0.65% of the amount, if any, of the participant’s average annual compensation that exceeds the participant’s covered compensation (the average of the maximum annual salary taxable for Social Security over the 35-year period ending the year the participant would reach Social Security retirement age) multiplied by credited service after 1988 (limited to 28 years of credited service)

Since Mr. Dahl earned benefits between January 1, 1978, and December 31, 1988, one component of his ARP benefit will be based on the following benefit formula:

1.	Multiply years of credited service from 1978 through 1988 by 2 1/8%.

2.	Then, multiply the percentage from step (1) by

a.	Average annual compensation (five-year average) at December 31, 1988, and by

b.	Estimated Social Security at December 31, 1988.

3.	Then, subtract 2(b) from 2(a). The result is the normal retirement allowance for service from January 1, 1978, through December 31, 1988.

4.	The normal retirement allowance is indexed for final average pay. In addition, there is an adjustment of 18% of the normal retirement allowance as of December 31, 1988, to reflect a conversion to a single life annuity.

For participants eligible to earn cash balance benefits, pay credits are added to the cash balance account on a quarterly basis as a percent of compensation and based on the participant’s years of vesting service as follows:

Cash Balance Plan Pay Credits

Vesting Service	Pay Credit %
Less than 1 year	0%
1 year, but less than 5 years	2.5%
5 years, but less than 10 years	3%
10 years, but less than 15 years	4%
15 years, but less than 20 years	5%
20 years, but less than 25 years	6%
25 years or more	7%

Supplemental Retirement Income Plan (“SRIP”)

SRIP benefits are generally determined using a two-step process: (1) determine the amount that would be payable under the ARP formula specified above if the federal limits described above did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the ARP formula. The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, the employee also is eligible for early retirement under the SRIP.

Credited Service; Other Aspects of the Pension Plans

As has generally been Allstate’s practice, no additional service credit beyond service with Allstate or its predecessors is granted under the ARP or the SRIP.

For the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, pre-tax employee deposits made to Allstate’s 401(k) plan and Allstate’s cafeteria plan, holiday pay, and vacation pay. Eligible compensation also includes overtime pay, payment for temporary military service, and payments for short term disability, but does not include long-term cash incentive awards or income related to equity awards. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. For final average pay benefits, average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years preceding the actual retirement or termination date.

Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum under the final average pay benefit is calculated in accordance with the applicable interest rate and mortality as required under the Internal Revenue Code. The lump sum payment under the cash balance benefit is generally equal to a participant’s cash balance account balance. Payments from the SRIP are paid in the form of a lump sum using the same interest rate and mortality assumptions used under the ARP.

Timing of Payments

Age 65 is the earliest retirement age that a named executive may retire with full retirement benefits under the ARP and SRIP. However, a participant earning final average pay benefits is entitled to an early retirement benefit on or after age 55 if he or she terminates employment after completing 20 or more years of service. A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance. Currently, none of the named executives are eligible for an early retirement benefit.

As defined in the SRIP, SRIP benefits earned through December 31, 2004 (Pre 409A SRIP Benefits) are generally payable at the normal retirement age of 65. Pre 409A SRIP Benefits may be payable at age 50 or later if disabled, following early retirement at age 55 or older with 20 years of service, or following death in accordance with the terms of the SRIP. SRIP benefits earned after December 31, 2004 (Post 409A SRIP Benefits) are paid on the January 1 following termination of employment after reaching age 55 (a minimum six month deferral period applies), or following death in accordance with the terms of the SRIP.

Eligible employees are vested in the normal ARP and SRIP retirement benefit on the earlier of the completion of five years of service or upon reaching age 65 (for participants with final average pay benefits) or the completion of three years of service or upon reaching age 65 (for participants whose benefits are calculated under the cash balance formula).

•	Mr. Winter’s SRIP benefit is not currently vested but would become payable following death. Mr. Winter will turn 65 on January 22, 2022.

•

Mr. Pintozzi’s Pre 409A SRIP Benefit would become payable as early as January 1, 2012, or following death. Mr. Pintozzi’s Post 409A SRIP Benefit would be paid on January 1, 2021, or following death. Mr. Pintozzi will turn 65 on May 18, 2030.

•	Mr. Chandra’s SRIP benefit is not currently vested but would become payable following death. Mr. Chandra will turn 65 on October 2, 2042.

•

Mr. Dahl’s Pre 409A SRIP Benefit would become payable as early as January 1, 2015, or following death or disability. Mr. Dahl’s Post 409A SRIP Benefit would be paid on January 1, 2015, or following death. Mr. Dahl will turn 65 on August 2, 2024.

•	Mr. Green’s SRIP benefit is not currently vested but would become payable following death. Mr. Green will turn 65 on July 29, 2032.

Non-Qualified Deferred Compensation

The following table summarizes the non-qualified deferred compensation contributions, earnings, and account balances of our named executives in 2011. All amounts relate to The Allstate Corporation Deferred Compensation Plan.

The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over each named executive’s career with Allstate has varied depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive’s Allstate affiliated employer. Because the aggregate earnings and balance attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the aggregate earnings and aggregate balance provided for each named executive in the following table is the amount determined by multiplying the value of such named executive’s non-qualified deferred compensation benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Lincoln Benefit under the Service and Expense Agreement in 2011.

NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2011

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Mr. Winter	0	0	0	0	0
Mr. Pintozzi	0	0	0	0	0
Mr. Chandra	0	0	0	0	0
Mr. Dahl	0	0	0	0	0
Mr. Green	0	0	0	0	0
(1)	Aggregate earnings were not included in the named executive’s compensation in the last completed fiscal year in the Summary Compensation Table.
(2)	There are no amounts reported in the Aggregate Balance at Last FYE column that previously were reported as compensation in the Summary Compensation Table.

In order to remain competitive with other employers, Allstate allows employees, including the named executives, whose annual compensation exceeds the amount specified in the Internal Revenue Code ($245,000 in 2011), to defer up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds that amount under the Deferred Compensation Plan. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

Deferrals under the Deferred Compensation Plan are credited with earnings or debited for losses based on the results of the investment option or options selected by the participants. The investment options available in 2011 under the Deferred Compensation Plan are: Stable Value, S&P 500, International Equity, Russell 2000,

Mid-Cap, and Bond Funds. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or debited for losses based on the funds’ investment returns net of administration and investment expenses. Because the rate of return is based on actual investment measures in Allstate’s 401(k) plan, no above market earnings are paid. Allstate’s Deferred Compensation Plan and 401(k) plan allow participants to change their investment elections daily. Investment changes are effective the next business day. The Deferred Compensation Plan is unfunded; participants have only the rights of general unsecured creditors.

Deferrals under the Deferred Compensation Plan are segregated into Pre 409A balances and Post 409A balances. A named executive may elect to begin receiving a distribution of a Pre 409A balance immediately upon separation from service or in one of the first through fifth years after separation from service. The named executive may elect to receive payment of a Pre 409A balance in a lump sum or in annual cash installment payments over a period of two to ten years. An irrevocable distribution election is required before making any Post 409A deferrals into the plan. The distribution options available to the Post 409A balances are similar to those available to the Pre 409A balances, except the earliest distribution date is six months following separation from service. Upon proof of unforeseen emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

Potential Payments as a Result of Termination or Change-in-Control (CIC)

The following table lists the compensation and benefits that Allstate would provide to the named executives in various scenarios involving a termination of employment, other than compensation and benefits generally available to all salaried employees.

Compensation Elements
Termination Scenarios	Base Salary	Severance Pay	Annual Incentive	Stock Options	Restricted Stock Units	Non- Qualified Pension Benefits(1)	Deferred Compensation(2)	Health, Welfare and Other Benefits
Termination(3)	Ceases immediately	None	Forfeited unless terminated on last day of fiscal year	Unvested are forfeited, vested expire at the earlier of three months or normal expiration	Forfeited	Distributions commence per plan	Distributions commence per participant election	None
Retirement(4)	Ceases Immediately	None	Pro rated for the year based on actual performance for the year with any discretionary adjustments	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of, normal retirement continue to vest; pro rata portion continue to vest upon early retirement. All expire at earlier of five years or normal expiration.(5)	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of, normal retirement continue to vest; pro rata portion continue to vest upon early retirement.(6)	Distributions commence per plan	Distributions commence per participant election	None
Termination due to Change-in-Control(7)	Ceases Immediately	Lump sum equal to two times salary and annual incentive at target(8)	Pro rated at target (reduced by any actually paid)	Awards granted prior to 2012 vest immediately upon a CIC. After 2011 vest upon qualifying termination after a CIC.(9)	Awards granted prior to 2012 vest immediately upon a CIC. After 2011 vest upon qualifying termination after a CIC.(9)	Immediately payable upon a CIC, except for participants not previously covered by a CIC agreement	Immediately payable upon a CIC, except for participants not previously covered by a CIC agreement	Outplacement services provided; lump sum payment equal to additional cost of continuation coverage(10)
Death	One month salary paid upon death	None	Pro rated for year based on actual performance for the year with any discretionary adjustments	Vest immediately and expire at earlier of two years or normal expiration	Vest immediately	Distributions commence per plan	Payable within 90 days	None
Disability	Ceases Immediately	None	Pro rated for year based on actual performance for the year with any discretionary adjustments	Vest immediately and expire at earlier of two years or normal expiration	Vest immediately(11)	Participant may request payment if age 50 or older	Distributions commence per participant election	Supplemental long term disability benefits if enrolled in long term disability plan

(1)	See the Retirement Benefits section for further detail on non-qualified pension benefits and timing of payments.
(2)	See the Non-Qualified Deferred Compensation section for additional information on the Deferred Compensation Plan and distribution options available.
(3)

Includes both voluntary and involuntary termination. Examples of involuntary termination independent of a change-in-control include performance-related terminations; terminations for employee dishonesty and violation of Allstate rules, regulations, or policies; and terminations resulting from lack of work, rearrangement of work, or reduction in force.

(4)

Retirement for purposes of the annual cash incentive plan is defined as voluntary termination on or after the date the named executive attains age 55 with at least 20 years of service. The normal retirement date under the equity awards is the date on or after the date the named executive attains age 60 with at least one year of service. For awards granted before February 22, 2011, the early retirement date is the date the named executive attains age 55 with 20 years of service. For awards granted on or after February 22, 2011, the “early retirement date” is the date the named executive attains age 55 with ten years of service.

(5)

Stock options granted prior to February 22, 2011, continue to vest upon a normal or health retirement and expire at the earlier of five years from the date of retirement or the expiration date of the option. Unvested stock options are forfeited upon early retirement.

(6)	Restricted stock units granted prior to February 22, 2011, continue to vest upon a normal retirement and are forfeited upon an early retirement.
(7)

Mr. Winter had previously been party to a change-in-control agreement, and in 2011 he agreed to become a participant in a new change-in-control severance plan (CIC Plan). Mr. Pintozzi is party to a change-in-control agreement. On December 31, 2012, Mr. Pintozzi’s change-in-control agreement will terminate, and Mr. Pintozzi will become a participant in the CIC Plan. No other named executive is a party to a change-in-control agreement or a participant in the CIC Plan. In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of the Board; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because any of these could cause a substantial change in management in a widely held company the size of Allstate. Effective upon a change-in-control, Mr. Winter and Mr. Pintozzi become subject to covenants prohibiting solicitation of employees, customers, and suppliers at any time until one year after termination of employment. If Mr. Winter or Mr. Pintozzi incurs legal fees or other expenses in an effort to enforce the change-in-control arrangements, Allstate will reimburse him for these expenses unless it is established by a court that he had no reasonable basis for the claim or acted in bad faith.

(8)

For those named executives subject to either the change-in-control plan or a change-in-control agreement, severance benefits would be payable if a named executive’s employment is terminated either by Allstate without cause or by the executive for good reason as defined in the plan or agreement during the two years following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the restrictive covenants in the plan or agreement, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive’s base compensation, authority, duties, or responsibilities, a material change in the geographic location where the named executive performs services, or, under Mr. Pintozzi’s agreement, a material breach of the agreement by Allstate.

Under Mr. Pintozzi’s change-in-control agreement which will terminate on December 31, 2012, a pension enhancement would be payable. The pension enhancement is a lump sum payment equal to the positive difference, if any, between (a) the sum of the lump-sum values of each maximum annuity that would be payable to the named executive under any defined benefit plan (whether or not qualified under Section 401(a) of the Internal Revenue Code) if the named executive had (i) become fully vested in all such benefits, (ii) attained as of the named executive’s termination date an age that is two years greater than the named executive’s actual age, (iii) accrued a number of years of service that is two years greater than the number of years of service actually accrued by the named executive as of the named executive’s termination date, and (iv) received a lump-sum severance benefit consisting of two times base salary, two times annual incentive cash compensation calculated at target, plus the 2011 annual incentive cash award as covered compensation in equal monthly installments during the two-year period following the named executive’s termination date, and (b) the lump-sum values of the maximum annuity benefits vested and payable to the named executive under each defined benefit plan that is qualified under Section 401(a) of the Internal Revenue Code plus the aggregate amounts simultaneously or previously paid to the named executive under the defined benefit plans (whether or not qualified under Section 401(a)). The calculation of the lump sum amounts payable under this formula does not impact the benefits payable under the ARP or the SRIP.
(9)	However, under Mr. Pintozzi’s change-in-control agreement which will terminate on December 31, 2012, equity awards vest immediately upon a change-in-control.
(10)

If a named executive’s employment is terminated by reason of death during the two years after the date of a change in control, the named executive’s estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives of Allstate. In the event of termination by reason of disability, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives. Until December 31, 2012, Mr. Pintozzi is eligible for subsidized continuation coverage, not a lump sum payment.

(11)	If a named executive’s employment is terminated due to disability, restricted stock units granted prior to February 22, 2011, are forfeited.

ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION(1)

The table below describes the value of compensation and benefits to each named executive upon termination, calculated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2011, that would exceed the compensation or benefits generally available to all salaried employees in each termination scenario. The total column in the following table does not reflect compensation or benefits previously accrued or earned by the named executives such as deferred compensation and non-qualified pension benefits. The payment of the 2011 annual cash incentive award and any 2011 salary earned but not paid in 2011 due to Allstate’s payroll cycle are not included in these tables because these are payable regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2011, employment termination date.

Name	Severance ($)		Stock Options— Unvested and Accelerated ($)		Restricted Stock Units— Unvested and Accelerated ($)		Welfare Benefits and Outplacement Services ($)		Total ($)
Mr. Winter
Termination/Retirement(2)	0		0		0		0		0
Termination due to Change-in-Control(3)	732,567	(4)	0		378,793		9,767	(5)	1,121,127
Death	0		0		378,793		0		378,793
Disability	0		0		171,561		1,622,367	(6)	1,793,928
Mr. Pintozzi
Termination/Retirement(2)	0		0		0		0		0
Termination due to Change-in-Control(3)	488,547		113,266		304,499		6,008	(5)	912,320
Death	0		113,266		304,499		0		417,765
Disability	0		113,266		84,013		0	(6)	197,279
Mr. Chandra
Termination/Retirement(2)	0		0		0		0		0
Termination due to Change-in-Control(3)	0		0	(7)	116,967	(7)	0		116,967
Death	0		0		116,967		0		116,967
Disability	0		0		116,967		0	(6)	116,967
Mr. Dahl
Termination/Retirement(2)	0		0		0		0		0
Termination due to Change-in-Control(3)	0		45,018	(7)	145,437	(7)	0		190,455
Death	0		45,018		145,437		0		190,455
Disability	0		45,018		41,444		1,034,980	(6)	1,121,442
Mr. Green
Termination/Retirement(2)	0		0		0		0		0
Termination due to Change-in-Control(3)	0		0	(7)	111,616	(7)	0		111,616
Death	0		0		111,616		0		111,616
Disability	0		0		52,390		549,321	(6)	601,711
(1)	A “0” indicates either that there is no amount payable to the named executive, or the amount payable is the same for both the named executives and all salaried employees.
(2)	As of December 31, 2011, none of the named executives are eligible to retire in accordance with Allstate’s policy and the terms of its equity incentive compensation and benefit plans.
(3)

The values in this change-in-control row represent amounts paid if both the change-in-control and qualifying termination occur on December 31, 2011. Equity awards granted prior to 2012 immediately vest upon a change-in-control; the amounts payable to each named executive would be as follows:

Name	Stock Options— Unvested and Accelerated ($)	Restricted stock units— Unvested and Accelerated ($)	Total— Unvested and Accelerated ($)
Mr. Winter	0	378,793	378,793
Mr. Pintozzi	113,266	304,499	417,765
Mr. Chandra	0	116,967	116,967
Mr. Dahl	45,018	145,437	190,455
Mr. Green	0	111,616	111,616

Beginning with awards granted in 2012, equity awards will not accelerate in the event of a change-in-control unless also accompanied by a qualifying termination of employment. A change-in-control also would accelerate the distribution of each named executive’s non-qualified deferred compensation and SRIP benefits. Please see the Non-Qualified Deferred Compensation at Fiscal Year End 2011 table and footnote 2 to the Pension Benefits table in the Retirement Benefits section for details regarding the applicable amounts for each named executive.
(4)	Under the change-in-control plan, Mr. Winter’s allocated severance benefit was reduced by $80,133 to avoid the imposition of excise taxes and maximize the severance benefit available under the plan.
(5)

The Welfare Benefits and Outplacement Services amount for Mr. Pintozzi includes the cost to provide certain welfare benefits to him and his family during the period he is eligible for continuation coverage under applicable law. The amount shown reflects Allstate’s costs for these benefits or programs assuming an 18-month continuation period. The allocated value of outplacement services is $5,160 for Mr. Winter and $3,300 for Mr. Pintozzi.

(6)

The named executives who participate in the long term disability plan are eligible to participate in Allstate’s supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long term disability plan. The benefit is equal to 50% of the named executive’s qualified annual earnings divided by twelve and rounded to the nearest one hundred dollars, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the Basic Plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the present value of the monthly benefit payable until age 65. Messrs. Pintozzi and Chandra do not participate in the long term disability plan.

(7)

Messrs. Chandra, Dahl, and Green did not have a change-in-control agreement in place. However, pursuant to the terms of their equity awards, unvested stock options and restricted stock units would vest immediately upon a change-in-control.

Risk Management and Compensation

Allstate management has reviewed its compensation policies and practices and believes that they are appropriately structured, that they are consistent with its key operating priority of keeping Allstate financially strong, and that they avoid providing incentives for employees to engage in unnecessary and excessive risk taking. Allstate believes that executive compensation has to be examined in the larger context of an effective risk management framework and strong internal controls. The Allstate Board and its Audit Committee both play an important role in risk management oversight, including reviewing how management measures, evaluates, and manages the corporation’s exposure to risks posed by a wide variety of events and conditions. In addition, the Compensation and Succession Committee of Allstate employs an independent executive compensation consultant each year to assess Allstate’s executive pay levels, practices, and overall program design.

A review and assessment of potential compensation-related risks was conducted by Allstate management and reviewed by the chief risk officer. Performance-related incentive plans were analyzed using a process developed in conjunction with the independent executive compensation consultant.

The 2011 risk assessment specifically noted that Allstate’s compensation programs:

•	Provide a balanced mix of cash and equity through annual and long-term incentives to align with short-term and long-term business goals.

•	Utilize a full range of performance measures that Allstate believes correlate to long-term Allstate shareholder value creation.

•	Incorporate strong governance practices, including paying cash incentive awards only after a review of executive and corporate performance.

•	Enable the use of negative discretion to adjust annual incentive compensation payments when formulaic payouts are not warranted due to other circumstances.

•	Limit annual incentive payouts by containing a maximum payout level.

Furthermore, to ensure Allstate’s compensation programs do not motivate imprudent risk taking, awards to Allstate executive officers, including Mr. Winter, made after May 19, 2009, under the 2009 Equity Incentive Plan and awards made under the Annual Executive Incentive Plan are subject to clawback in the event of certain financial restatements.

Performance Measures for 2011 Annual Cash Incentive Awards

Information regarding Allstate’s performance measures is disclosed in the limited context of Allstate’s annual cash incentive awards and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

The following are descriptions of the performance measures used for Allstate’s annual cash incentive awards for 2011, which may be applied to compensation of Lincoln Benefit’s named executives. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in Allstate’s financial statements. Some of these measures use non-GAAP measures and operating measures. The Committee has approved the use of non-GAAP and operating measures when appropriate to drive executive focus on particular strategic, operational, or financial factors or to exclude factors over which Allstate executives have little influence or control, such as capital market conditions.

Adjusted Underlying Operating Income: This measure is used to assess financial performance. This measure is equal to net income adjusted to exclude the after tax effects of the items listed below:

•

Realized capital gains and losses (which includes the related effect on the amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments.

•	Valuation changes on embedded derivatives that are not hedged.

•	Business combination expenses and the amortization of purchased intangible assets.

•	Gains and losses on disposed operations.

•

Adjustments for other significant non-recurring, infrequent, or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years or (b) there has been no similar charge or gain within the prior two years.

•	Restructuring or related charges.

•	Underwriting results of the Discontinued Lines and Coverages segment.

•

Any settlement, awards, or claims paid as a result of lawsuits and other proceedings brought against Allstate subsidiaries regarding the scope and nature of coverage provided under insurance policies issued by such companies.

•	The after tax effects of catastrophe losses. Catastrophes are defined and reported in The Allstate Corporation 10-K.

Book Value Per Share: This measure is used to assess financial performance. The measure is equal to book value per diluted share adjusted to exclude the effects of 2011 share repurchases. The numerator, shareholders’ equity at December 31, 2011, is increased to exclude the cost of shares acquired in 2011 under approved share repurchase programs. The denominator, total shares outstanding plus dilutive potential shares outstanding at December 31, 2011, is increased to exclude the number of shares acquired in 2011 under approved share repurchase programs. Other effects resulting from approved share repurchase programs, such as the impacts on net investment income of using funds to purchase shares, are not adjusted.

Growth in Policies in Multi-Category Households: This measure is used by management to assess the execution of its strategy to broaden customer relationships. This measure represents the increase from December 31, 2010, to December 31, 2011, in the number of policies within households that have policies in multiple product categories. Product categories are defined as Auto, Property, or Allstate Financial. The measure includes Encompass brand package policies, but not their existence in any cross-branded relationships. It excludes Allstate Workplace Division, Allstate Roadside Services, Allstate Dealer Services, Allstate Business Insurance, and Expanded Markets products.

Item 11(m).	Security Ownership of Certain Beneficial Owners and Management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

The following table shows the number of Lincoln Benefit shares owned by any beneficial owner who owns more than five percent of any class of Lincoln Benefit’s voting securities.

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
Capital Stock	Allstate Life Insurance Company 3100 Sanders Road, Northbrook, IL 60062	25,000	100%

N/A	Allstate Insurance Company 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A

N/A	Allstate Insurance Holdings, LLC 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A

N/A	The Allstate Corporation 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of Allstate common stock beneficially owned by each director and named executive officer of Lincoln Benefit individually, and by all executive officers and directors of Lincoln Benefit as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly, as well as shares subject to stock options exercisable on or prior to May 9, 2012 and restricted stock units for which restrictions expire on or prior to May 9, 2012. The percentage of Allstate shares of common stock beneficially owned by any Lincoln Benefit director, named executive officer or by all directors and executive officers of Lincoln Benefit as a group does not exceed 1%. The following share amounts are as of March 12, 2012. As of March 12, 2012, none of these shares were pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Allstate Common Stock (a)	Common Stock Subject to Options Exercisable and Restricted Stock units for which restrictions expire on or prior to May 9, 2012 – Included in Column (a) (b)
Robert K. Becker	18,748	18,494
Anurag Chandra	0	0
Lawrence W. Dahl	35,585	35,404
Mark A. Green	7,339	5,479
Susan L. Lees	53,309	44,246
John C. Pintozzi	131,850	127,466
Matthew E. Winter	98,258	97,409
All directors and executive officers as a group	345,089	328,498

Item 11(n)	Transactions with Related Persons, Promoters and Certain Control Persons.

Transactions with Related Persons.

This table describes certain intercompany agreements involving Lincoln Benefit and the following companies:

•	Allstate Life Insurance Company (“ALIC”), the direct parent of Lincoln Benefit;

•	Allstate Insurance Company (“AIC”), an indirect parent of Lincoln Benefit; and

•	The Allstate Corporation (“AllCorp”), the ultimate indirect parent of Lincoln Benefit.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Related Person(s) involved in the transaction[1] and the approximate dollar value of the amount of the Related Person’s interest in the transaction ($)
		($)		ALIC		AIC		AllCorp
Investment Management Agreement among Allstate Investments, LLC, Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2007.	2009 2010 2011	142,073,012 130,793,008 133,073,456	[2]	76,392,634 73,282,918 71,775,550	[2] [2] [2]	54,248,353 47,445,127 52,773,567	[2]	1,151,990 687,957 1,475,458	[2]

Tax Sharing Agreement among The Allstate Corporation and certain affiliates dated as of November 12, 1996, as supplemented by Supplemental Intercompany Tax Sharing Agreement between Allstate Life Insurance Company and Lincoln Benefit Life Company effective December 21, 2000.	2009 2010 2011	(1,173,212,154 (113,770,599 2,845,812	)[3] )[3] [3,4]	(534,572,879 (621,234,096 71,718,284	) )	(467,570,173 647,559,256 42,900,789)		(121,813,486 (146,676,325 (142,533,135	) ) )

Cash Management Services Master Agreement between Allstate Insurance Company, Allstate Bank (aka Allstate Federal Savings Bank), and certain affiliates dated March 16, 1999, as amended by Amendment No.1 effective January 5, 2001, and Amendment No. 2 entered into November 8, 2002, between Allstate Insurance Company, Allstate Bank and Allstate Motor Club, Inc., and as supplemented by the Premium Depository Service Supplement dated as of September 30, 2005, the Variable Annuity Service Supplement dated November 10, 2005, and the Sweep Agreement Service Supplement dated as of October 11, 2006.	2009 2010 2011	1,527,072 967,620 240,284	[4] [4] [4]	158,312 76,166 17,229	[5] [5] [5]	1,052,781 694,117 174,548	[5] [5] [5]	N/A

[1]	Each identified Related Person is a Party to the transaction.
[2]	Gross amount of expense received under the transaction.
[3]	Total amounts paid to Internal Revenue Service.
[4]	Total fees collected for all bank accounts covered under the transaction.
[5]	Fees paid under the transaction.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Related Person(s) involved in the transaction[1] and the approximate dollar value of the amount of the Related Person’s interest in the transaction ($)
		($)		ALIC		AIC		AllCorp
Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2004, as amended by Amendment No. 1 effective January 1, 2009, and as supplemented by New York Insurer Supplement to Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation, Allstate Life Insurance Company of New York and Intramerica Life Insurance Company, effective March 5, 2005.	2009 2010 2011	3,451,765,246 3,619,106,706 3,618,090,094	[2]	180,154,068 175,950,701 171,247,884	[2] [2] [2]	1,937,571,496 1,823,391,816 1,706,778,729	[2] [2] [2]	2,510,800 4,191,150 7,255,192	[2] [2] [2]

Reinsurance Agreements between Lincoln Benefit Life Company and Allstate Life Insurance Company: Coinsurance Agreement effective December 31, 2001; Modified Coinsurance Agreement effective December 31, 2001; Modified Coinsurance Agreement effective December 31, 2001.	2009 2010 2011	873,759,209 888,764,276 562,439,149	[6] [6]	873,759,209 888,764,276 562,439,149	[6] [6]	N/A		N/A

Intercompany Loan Agreement among The Allstate Corporation, Allstate Life Insurance Company, Lincoln Benefit Life Company and other certain subsidiaries of The Allstate Corporation dated February 1, 1996.	2009 2010 2011	86,111,674 149,971,764 399,830,632	[7]	0 149,971,764 0	[8] [8]	86,111,674 149,971,764 399,830,632	[7]	86,111,674 149,971,764 399,830,632	[7]

Agreement for the Settlement of State and Local Tax Credits among Allstate Insurance Company and certain affiliates effective January 1, 2007.	2009 2010 2011	941,379 835,435 1,391,107		193,504 236,540 205,904	[9] [8] [9]	441,024 474,132 1,095,601	[9]	N/A

Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements entered into as of September 1, 2011 between ALFS, Inc., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Distributors, LLC, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Financial Services, LLC, and Lincoln Benefit Life Company.	2009 2010 2011	9,722,930 10,459,692 14,875,149	[2] [2] [2]	239,393 1,658,404 7,085,880	[2] [2] [2]	0 0 0	[2] [2] [2]	0 0 0	[2] [2] [2]

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Related Person(s) involved in the transaction[1] and the approximate dollar value of the amount of the Related Person’s interest in the transaction ($)
		($)		ALIC		AIC		AllCorp

Investment Advisory Agreement and Amendment to Service Agreement as of January 1, 2002 between Allstate Insurance Company, Allstate Investments, LLC and Allstate Life Insurance Company of New York.	2009 2010 2011	8,902,079 9,670,558 9,850,648	[2] [2] [2]	0 0 0	[2] [2] [2]	0 0 0	[2] [2] [2]	0 0 0	[2] [2] [2]

[6]	Net reinsurance income.
[7]	Amounts loaned and repaid.
[8]	No loans outstanding at year end.
[9]	Value of transfer transactions.

Review and Approval of Intercompany Agreements

All intercompany agreements to which Lincoln Benefit is a party are approved by Lincoln Benefit’s Board of Directors as well as by the board of any other affiliate of The Allstate Corporation which is a party to the agreement. Intercompany agreements are also submitted for approval to the Nebraska Department of Insurance, Lincoln Benefit’s domestic regulator, and any additional states in which Lincoln Benefit might be commercially domiciled pursuant to the applicable state’s insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Lincoln Benefit’s corporate records.

While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Lincoln Benefit, all directors and executive officers of Lincoln Benefit are subject to the Allstate Code of Ethics (“Code”). The Code includes a written conflict of interest policy that was adopted by the Board of Directors of the Allstate Corporation, the ultimate parent company of Lincoln Benefit. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, must be disclosed to Human Resources. Human Resources will work with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest exists. Each director and executive officer must sign a Code of Ethics certification annually.

Independence Standards For Directors

Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Lincoln Benefit has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Lincoln Benefit has been determined that none of the directors are considered to be independent.

Compensation Committee Interlocks and Insider Participation

The Board of Directors of Lincoln Benefit does not have a compensation committee. All compensation decisions are made by The Allstate Corporation, as the ultimate parent company of Lincoln Benefit. No executive officer of Lincoln Benefit served as a member of the compensation committee of another entity for which any executive officer served as a director for Lincoln Benefit.

Other Information

A section entitled “Experts” is added to your prospectus as follows:

Experts

The financial statements and the related financial statement schedules included herein have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Principal Underwriter

ALFS, Inc (“ALFS”) merged into Allstate Distributors, LLC (“ADLLC”), effective September 1, 2011. ALFS assigned its rights and delegated its duties as principal underwriter to ADLLC. This change had no effect on Lincoln Benefit Life Company’s obligations under the Contract.

ADLLC serves as distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

Administration

We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, inc., of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, inc. provides certain business process outsourcing services with respect to the Contracts. se2, inc. may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2011, consisted of the following: Keane BPO, LLC (administrative services) located at 100 City Square, Boston, MA 02129; RR Donnelly Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; EquiSearch Services, Inc. (lost shareholder search) located at 11 Martime Avenue, Suite 665, White Plains, NY 10606; ZixCorp Systems, Inc. (email encryption) located at 2711 N. Haskell Ave., Suite 2300, Dallas, TX 75204; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.